                           QUANTITATIVE GROUP of FUNDS



   [LOGO APPEARS HERE]              ANNUAL
                                     REPORT

MARCH 31, 1997












                                     U.S. EQUITY FUNDS

                                         Quantitative Numeric Fund

                                         Quantitative Numeric II Fund

                                         Quantitative Disciplined Growth Fund

                                         Quantitative Growth and Income Fund


                                     INTERNATIONAL EQUITY FUNDS

                                         Quantitative International Equity Fund

                                         Quantitative Foreign Frontier Fund

                         QUANTITATIVE GROUP of FUNDS
                     ------------------------------------
                           the science of investing




[LOGO OF QUANTITATIVE GROUP
OF FUNDS APPEARS HERE]



                                May 23, 1997

Dear Fellow Shareholder:

  I am pleased to provide you with the Annual Report of the Quantitative Group of Funds. As I write this, the Dow Jones Industrial Average has rebounded from a difficult winter, recovering from its most recent correction. The philosophy of our funds is to follow a consistent, disciplined approach to investing. We also believe in remaining fully invested and in taking a long-term view, rather than trying to "time" the market.

  Fiscal year 1997 (April 1, 1996 through March 31, 1997) saw a cooling of the domestic markets from their torrid pace of a year ago, as well as a continua-tion and strengthening of a bias toward the stocks of larger companies. These trends reflected a concern that the market was becoming overvalued and a corre-sponding desire by investors to shift assets into the larger companies, which they perceived as safer investments. Returns in the developed international markets were lower than the prior year. The emerging markets struggled in most of 1996, but have gained distinction as one of the few markets generating posi-tive returns in the early part of 1997. Their performance underscores the point that while there are significant ties between the U.S. and foreign markets, the international markets do not operate in direct correlation with events in the United States.

  The past year has been a time of change. We are very pleased with the addi-tion of Robert A. von Pentz as manager of our two Numeric Funds. In addition, the acquisition of the manager of our two international funds has given these funds access to new resources, which should benefit the funds' shareholders. As always, our fund managers continued to evolve their investment strategies over the last year, keeping what has been proven to be successful and incorporating several innovations designed to improve their funds' performance.

  We are generally pleased with the performance of our funds relative to their peers and their benchmarks, particularly our Quantitative Numeric II (MidCap) Fund and large cap Quantitative Growth and Income Fund. Set forth in the fol-lowing pages are the returns of each of your funds, and the managers' assess-ment of their own performance.

  Recognizing that our shareholders are also interested in broader trends, I have asked each manager to offer some general commentary on the markets in which they invest:

55 Old Bedford Road, Lincoln, MA 01773 . phone 800/331-1244 . fax 617/259-1166
                  . Distributed by U.S. Boston Capital Corp.

 . Robert A. von Pentz, CFA (Quantitative Numeric Funds): "Our research indi-cates that small and mid cap stocks are very undervalued relative to their large cap brethren. This has been true for several quarters in a row, but the relative underperformance continues. Possible catalysts for a return of in-vestor interest to shares of smaller companies' stocks include a continued widening of the valuation gap until small cap stocks become too cheap to ig-nore; and an increased level of concern regarding the strong dollar's impact on multinational companies' earnings, some of which we have already wit-nessed."

 . Steve Esielonis, Doug Holmes, CFA and Charles Babin, CFA (Quantitative Growth and Income Fund): "Given investors' apprehension about the elevated valua-tions in the market, we feel that they will seek out those stocks with the best past performance, i.e. large cap stocks. For that reason we anticipate a continuation of large cap stock leadership."

 . Lyle Davis, CFA and David Umstead, CFA (Quantitative International Equity
  Fund and Quantitative Foreign Frontier Fund): "We think that international equity returns will be very competitive with U.S. equities over the next year. The U.S. market has now risen to levels that many investors believe to be very high and therefore susceptible to decline at worst and limited in its upside at best. It is an excellent time to pursue the diversification that the International Equity Fund provides with exposure to developed and emerg-ing international equity markets.

 Emerging market countries, as a group, have the lowest correlations with the U.S. market of all equity markets. From that basis and from the fact that the emerging market economies have, on average, the fastest growth rates of the world's economies, we think that emerging markets should be part of a well balanced portfolio. We continue to believe that over the next few years the emerging markets offer the highest expected returns of the world's equity mar-kets."

  We appreciate the continued confidence you have shown in us. We are available at any time to answer questions and provide assistance.

                                Sincerely,

                                Edward L. Pittman
                                President


                                /s/Edward L. Pittman

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PERFORMANCE AND PORTFOLIO OVERVIEW as of March 31, 1997

A WROD ABOUT INDICES
--------------------------------------------------------------------------------
Along with the discussion of each portfolio's performance, we have included a comparison with an appropriate benchmark index. In addition, we have also pro-vided a comparison to the relevant average of mutual funds classified as having similar investment objectives to your fund, as computed by Lipper Analytical Services, Inc. (Lipper).

Although the S&P 500 Index is the most commonly used benchmark for many perfor-mance comparisons, it is not appropriate for all investment strategies. The In-dex is comprised of 500 companies selected by Standard & Poor's Corporation that mostly are based in the United States and that have large market capital-izations. Because it is weighted by market capitalizations, the returns of the Index tend to be dominated by the performance of the largest 100 companies.

Standard & Poor's also publishes the S&P 400 Index, comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. This Index commonly is used for comparison of the returns of "middle capitalization" companies. In addi-tion, the Frank Russell Company publishes several indices representing addi-tional segments of the stock market. The Russell 2000 Index often is used for comparison of the performance of small capitalization stocks. This Index ex-cludes the 1000 largest companies in the United States, and is comprised of the next 2000 companies by market capitalization.

For comparison of international returns in developed countries, we use the Mor-gan Stanley Europe, Australia, and Far East ("EAFE") Index. This Index is pres-ently comprised of stocks in 21 countries other than the United States. Because the Index is weighted by market capitalization of the individual countries, the performance of Japanese stocks expressed in dollars account for 29% of its re-turn, while the next largest components, the United Kingdom and Germany, repre-sent only 19% and 9%, respectively. Thus, the performance of a fund relative to this benchmark may heavily be influenced by the amount of its holdings in these three countries.

Finally, a commonly used comparison for the stocks of emerging markets is the International Finance Corporation's ("IFC") Investable Composite Index. The IFC is a member of the World Bank Group and publishes this Index, comprised of ap-proximately 1,100 stocks in 26 countries. As with the EAFE Index discussed above, the weighting in three markets, Malaysia (21%), Brazil (13%), and Thai-land (13%), accounts for a significant portion of the Index's performance. In addition, some countries within the Index are considered unsuitable for invest-ment by the Quantitative International Equity and Quantitative Foreign Frontier Funds because of restrictions on foreign investing and other factors.

The Lipper comparisons are based on averages calculated by Lipper for all the mutual funds covered by it that share the stated investment objective (e.g. small cap). The averages exclude multiple share classes of the same mutual fund and assume reinvestment of dividends and capital gains by the funds, as do the returns for our own funds.

QUANTITATIVE NUMERIC FUND
--------------------------------------------------------------------------------
FUND OVERVIEW

The Quantitative Numeric Fund is a small company fund that invests primarily in smaller, rapidly growing companies with less than one billion dollars in market capitalization. The Fund uses a quantitative investment model that looks for companies with visible earnings growth, attractive valuations, and strong or improving fundamentals.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 23.33% (excluding the effects of the 1% redemption fee). During the twelve-month pe-riod from April 1996 to March 1997, the Fund produced a return of 1.72% for in-vestors in Ordinary Shares (excluding the effects of the 1% redemption fee), compared to a 5.11% return for its benchmark, the Russell 2000 Index, and a re-turn of 4.67% for the average small company fund, according to Lipper.

The Fund's industry selections proved a double-edged sword over the past year. For the first six months of the period (April-September 1996), the Fund's overweights in the technology and industry sectors enabled the Fund to signifi-cantly outperform the Index and its peers. During this time, the Fund was aided by a decline in technology stocks in July, which enabled it to acquire attrac-tive stocks at good prices.

During the latter part of the period, particularly the first quarter of 1997, a reversal of fortune in these sectors hurt the

                                                                               1
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Fund's performance. The technology stocks were particularly hard hit by earn-
ings disappointments from networking companies, while energy stocks were the victim of profit taking due to declining oil and gas prices. The extent of the reversal is best demonstrated by the fact that the energy sector was by far the best performing sector within the Russell 2000 Index for the past 12 months but one of the two worst performing sectors for the first quarter of 1997. Valuations in both sectors remain attractive, and we expect investors to ultimately return to these sectors.

In the first part of 1997, companies with small capitalizations in general, and particularly those with more growth characteristics (e.g., higher price to earnings ratios), were treated harshly by momentum investors following disap-pointing earnings. This trend particularly affected the Fund's relative per-formance due to its commitment to retaining a strict small cap orientation. By contrast, the Russell 2000 Index's returns are more greatly influenced by the larger of small cap companies. We believe that many of the Fund's holdings that suffered the worst were fairly valued by the market at the time of pur-chase and are now severely undervalued.

One last factor contributed to the Fund's performance during the period. Due to a high level of turnover in the Fund's portfolio during the first three months of the period, the Fund's trading activities were constrained during the last half of the period in order to satisfy certain tax requirements. These constraints cost the Fund roughly 2-3% in absolute returns over the pe-riod. The style presently used to manage the Fund requires significantly lower turnover than in years past, and we do not anticipate this problem recurring in the future.

Looking to the future, we believe that the current slow growth, low inflation environment provides some optimism for the market's return to recognizing the value of small cap companies. Many small cap companies have grown more adept at controlling costs, increasing productivity, and beating consensus earnings estimates. If this pattern continues in the future, we believe that it will encourage investors to take a second, more positive look at smaller companies.

    Robert A. von Pentz, CFA
    Columbia Partners, L.L.C.,
    Investment Management
-------------------------------
Value of $10,000 Invested in Quantitative Numeric

Ordinary Shares Vs. Russell 2000*

[LINE GRAPH APPEARS HERE]


            Quantitative Numeric     Russell 2,000
                   10,000               10,000
                   10,220               10,230
93                 12,870               11,760
                   14,120               12,260
                   14,850               12,530
                   16,790               13,620
94                 16,590               13,980
                   16,630               13,610
                   15,300               13,080
                   17,210               13,990
95                 17,300               13,720
                   18,330               14,360
                   19,860               15,700
                   23,413               17,253
96                 23,118               17,627
                   24,614               18,533
                   26,935               19,460
                   28,592               19,526
97                 28,800               20,541
                   24,789               19,479


Average Annual Total Return*

                  Shares      One Year Five Years Since Inception
               Ordinary       0.70%    --         21.50%(8/3/92)*
               Institutional  2.22%    --         17.63%(1/6/93)

* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.

-------------------------------


                       Number of Holdings             62
                       Dollars Invested    $65.7 million
                       Median Market Cap   $ 549 million

[PIE GRAPH APPEARS HERE]

Health Care          15%
Utilities             3%
Cons. Cycl.          15%
Basic Materials       2%
Industrials          10%
Financials           22%
Capital Goods         3%
Technology           17%
Other                 7%
Energy                6%


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                                                                               2
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[LOGO OF QUANTITATIVE NUMERIC II (MIDCAP) FUND* APPEARS HERE]
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QUANTITATIVE NUMERIC II (MIDCAP) FUND*
--------------------------------------------------------------------------------

The Quantitative Numeric II (MidCap) Fund invests primarily in common stocks of companies with medium market capitalizations, generally one billion to five billion dollars. The Fund employs an investment strategy similar to that used by its older sibling, the Quantitative Numeric Fund.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 27.45%. During the twelve-month period from April 1996 to March 1997, the Fund produced a return of 17.47% for investors in Ordinary Shares, compared to a 10.62% re-turn for its benchmark, the S&P 400 Index, and a 4.95% return for the average mid cap stock fund according to Lipper.

Due to the similarity of the investment models used by the two Quantitative Nu-meric Funds, the returns for the Quantitative Numeric II Fund were influenced by many of the same factors that affected the Quantitative Numeric Fund. Howev-er, market forces and stock selection benefited the Fund in a number of areas.

The market's bias toward larger companies aided the Fund's performance relative to its benchmark. The capitalizations of the Fund's holdings tended to be higher than that of the Index's. The larger companies in the Fund's portfolio were also less prone to dramatic swings in value than smaller companies, with the result that the declines in the technology sector had less affect on the Fund than they had on the Quantitative Numeric Fund.

Stock selection also complemented the Fund's industry choices. The Fund's over-weight position in financial stocks, which were one of the best performing sec-tors, included a selection of west coast bank stocks. These companies, which were undervalued relative to other bank stocks, helped the Fund's performance in the last quarter, as did careful stock picking in the basic materials sector which produced solid gains, even though the sector as a whole underperformed the Index.

One disappointing sector in the first quarter of 1997 was consumer cyclicals, where the Fund suffered some losses from companies that failed to meet earnings expectations. Generally, these companies have been successful at exceeding forecasts, and coupled with favorable consumer sentiment and increasing wages, we anticipate that this sector will generate considerable growth in the future.

    Robert A. von Pentz, CFA
    Columbia Partners, L.L.C.,
    Investment Management

* Note: The legal name of this Fund is the Quantitative Numeric II Fund. We have included the term "MidCap" in the heading to more easily distinguish the Fund from its sibling, the small cap Quantitative Numeric Fund.
-------------------------------
Value of $10,000 Invested in Quantitative Numeric II
Ordinary Shares Vs. S&P 400*

[LINE GRAPH APPEARS HERE]

                Quantitative
Year            Numeric II      S&P 400
----            ------------    --------
95              10,000          10,000
                10,120          10,132
                11,120          11,016
                12,270          12,091
96              12,665          12,262
                13,460          13,081
                14,204          13,393
                14,826          13,783
97              16,141          14,618
                15,812          14,400


[PIE CHART APPEARS HERE]

Capital Goods           8%
Cons. Services          8%
Financials             18%
Cons. Staples           9%
Technology             16%
Other                   2%
Health Care            11%
Basic Mat.              5%
Cons. Cyc.             12%
Energy                  6%
Utilities               5%

Average Annual Total Return*

                One      Five    Since
   Shares       Year     Years   Inception
Ordinary        17.47%   --      25.32%(3/21/95)*
Institutional   17.51%   --      24.73%(4/17/95)


* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.

PORTFOLIO COMPOSITION

Number of Holdings            55

Dollars Invested    $9.2 million

Median Market Cap   $2.8 billion

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                                                                               3
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QUANTITATIVE DISCIPLINED GROWTH FUND
-------------------------------------------------------------------------------
FUND OVERVIEW

The Quantitative Disciplined Growth Fund searches for investment opportunities primarily among common stocks of companies with small to medium capitaliza-tions. The Fund employs a proprietary artificial intelligence model to analyze potential investments. To limit risk, the Fund generally has stayed close to the sector concentrations and capitalization range of its benchmark index.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 16.78%. During the twelve-month period from April 1996 to March 1997, the Fund produced a return of 7.96% for investors in Ordinary Shares, compared to a 10.62% return for its benchmark, the S&P 400 Index, and a 4.95% return for the average mid cap stock fund according to Lipper.

In June and July of 1996, the Fund shifted the focus of its portfolio from small to mid cap stocks. The primary reason for the change was to better uti-lize the strengths of the Fund's investment model. The shift in capitalization reaped immediate dividends by moving the Fund into mid cap stocks at the same time that they began outperforming smaller issues. To reflect this change, we added a comparison to the S&P 400 Index, as well as the Russell 2000 Index in the chart below. Another factor contributing to the Fund's performance was successful sector overweights, particularly in financial stocks.

In the first quarter of 1997, there were two factors significantly affecting performance. Individual stock selection was not successful during the quarter, although industry selection continued to be beneficial. Toward the end of the quarter, the Fund began liquidating its portfolio holdings into cash in antic-ipation of its closing.* The liquidation had the beneficial effect of cushion-ing the Fund from the sharp decline in the market at the end of the quarter.

    Dean Barr and Doug Case, CFA
    Advanced Investment Technology, Inc.

* President's Note: The Quantitative Disciplined Growth Fund ended operations on April 30, 1997. The small size of the Fund made it impractical to con-tinue operations in a manner that would be fair to shareholders. We appreci-ate the fine service that Advanced Investment Technology, Inc. has provided for the Fund, and we wish them continued success in their future endeavors.

-------------------------------
Value of $10,000 Invested in Quantitative Disciplined Growth

Ordinary Shares Vs. S&P 400 and Russell 2000*


[LINE GRAPH APPEARS HERE]


           Quantitative Disciplined Growth    Russell 2000      S&P 400
--------------------------------------------------------------------------------
95                    10,000                    10,000          10,000
                      10,228                    10,171          10,173
                      10,734                    11,124          11,060
                      11,657                    12,223          12,139
96                    12,441                    12,458          12,312
                      12,520                    13,130          13,069
                      13,543                    13,787          13,445
                      13,829                    13,834          13,836
97                    14,441                    14,553          14,674
                      13,519                    13,801          14,457



Average Annual Total Return*

                              One     Five         Since
                 Shares       Year    Years      Inception
              Ordinary        7.96%    --     15.56%(3/1/95)*
              Institutional   8.05%    --     11.99%(7/26/95)

* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.

-------------------------------
PORTFOLIO COMPOSITION

[PIE CHART APPEARS HERE]

                              Cash                74%
                              Basic Ind.           7%
                              Financials           3%
                              Utilities            5%
                              Cons. Non-Cycl.      4%
                              Energy               2%
                              Technology           5%

                              Number of Holdings             15
                              Dollars Invested    $ 1.2 million
                              Median Market Cap   $ 2.2 billion


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                                                                              4
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QUANTITATIVE GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
FUND OVERVIEW

The Quantitative Growth and Income Fund is designed to serve as a core domes-tic stock fund, focusing on investment opportunities among larger companies. The Fund employs an investment model that measures both growth and value char-acteristics of stocks within its universe of eligible investments. Although the Fund invests primarily in securities of U.S. companies, it also invests in securities of foreign companies that are included in the S&P 500.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 18.81% (excluding the effects of the 1% redemption fee). During the twelve month pe-riod from April 1996 to March 1997, the Fund produced a return of 17.97% for investors in Ordinary Shares (excluding the effects of the 1% redemption fee), compared to a 19.83% return for its benchmark, the S&P 500 Index, and a return of 15.47% for the average growth and income fund, according to Lipper.

While the Fund exceed the returns of the average growth and income fund, its' practice of maintaining equal weighted positions for diversification purposes adversely affected performance when compared to the S&P 500, which weights companies by their market capitalization in measuring its returns. The most significant gains in large cap stocks were concentrated in some of the largest issues. The Fund had many of these issues in its portfolio, but they consti-tuted a smaller percentage of the Fund than of the S&P 500.

The most significant development for the Fund in the last year was the intro-duction of an industry selection component to the Fund's investment model. The Fund had previously adhered closely to the sector weights of the S&P 500 and sought to provide value primarily through individual stock selection. While still maintaining sector controls, the Fund now has allowed limited overweighting in some sectors. The revised strategy was implemented in the fourth quarter of 1996 and improved relative returns for the last half of the period.

    Steven Esielonis, Doug Holmes, CFA, and Charles Babin, CFA
    State Street Global Advisors

-------------------------------
Value of $10,000 Invested in Quantitative Growth and Income

Ordinary Shares Vs. S&P 500*


[LINE GRAPH APPEARS HERE]


Year         Quantitative Growth & Income           S&P 500
--------------------------------------------------------------------------------
                      10,000                         10,000
                       9,660                         10,490
86                    11,190                         12,130
                      12,820                         13,810
                      13,430                         14,630
                      13,010                         13,610
87                    13,360                         14,370
                      15,780                         17,440
                      16,350                         18,320
                      17,380                         19,520
88                    13,560                         15,120
                      14,920                         15,980
                      15,690                         17,050
                      15,540                         17,110
89                    15,860                         17,630
                      17,370                         18,880
                      18,880                         20,540
                      21,760                         22,740
90                    21,760                         23,210
                      20,990                         22,510
                      22,570                         23,930
                      19,660                         20,640
91                    21,510                         22,490
                      24,750                         25,760
                      24,240                         25,700
                      25,740                         27,050
92                    27,530                         29,310
                      27,160                         28,580
                      26,860                         29,120
                      27,640                         30,040
93                    29,270                         31,540
                      30,900                         32,920
                      31,220                         33,080
                      32,260                         33,930
94                    32,750                         34,780
                      31,370                         33,400
                      31,210                         33,540
                      32,470                         35,180
95                    32,534                         35,180
                      35,370                         38,600
                      38,178                         42,290
                      40,809                         45,650
96                    41,692                         48,398
                      43,211                         50,997
                      44,961                         53,287
                      45,910                         54,934
97                    50,037                         59,510
                      50,464                         60,706

----------------------------------------------------------------------

[PIE CHART APPEARS HERE]



Other                           1
Capital Goods                   6
Cons. Staples                  12
Basic Mat.                      7
Financial                      14
Energy                          8
Health Care                    12
Comm. Servs.                    5
Cons. Cycl.                    13
Utilities                       4
Technology                     18



Average Annual Total Return*

                        One   Five    Ten        Since
           Shares      Year   Years  Years     Inception
        Ordinary       16.79% 13.19% 12.32% 14.58%(5/9/85)
        Institutional  18.62% 13.99%   --   13.58%(3/25/91)

* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.

-------------------------------
PORTFOLIO COMPOSITION


                              Number of Holdings            103
                              Dollars Invested    $44.8 million
                              Average Market Cap  $25.6 billion


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                                                                              5
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QUANTITATIVE INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
FUND OVERVIEW

The Quantitative International Equity Fund searches for investment opportuni-ties in developed foreign markets. In addition, the Fund maintains limited ex-posure to emerging markets by investing in American Depository Receipts (ADRs) of emerging market companies. The Fund seeks to reduce risk by diversifying the number of countries in which it invests, generally 10 or more, and by di-versifying the number of holdings in the portfolio, generally over 100 compa-nies.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 5.30% (excluding the effects of the 1% redemption fee). During the twelve-month pe-riod from April 1996 to March 1997, the Fund produced a return of 3.82% for investors in Ordinary Shares (excluding the effects of the 1% redemption fee), compared to a 1.45% return for its benchmark, the Morgan Stanley EAFE Index (an index comprised of stocks of developed foreign countries) and a return of 8.70% for the average international fund, according to Lipper.

Performance in the developed markets varied sharply over the period. The re-turns in the European markets were strong, while returns in the Asian markets were disappointing. The Fund's significant exposure in Japan, while less than the EAFE Index, hurt its returns over the period. Japan was one of the worst performing EAFE countries for the period. Toward the end of the period, as a result of the implementation of changes to the Fund's investment model, the Fund's percentage of holdings in Japan dropped to roughly half of what they were at the beginning of the period.

The Fund made some modifications in both the way it selects countries and in-dividual stocks over the period, taking advantage of the greater resources of information made available by the reorganization of Independence International Associates, Inc. last fall. The Fund evolved its country selection strategy to reduce its reliance on gross domestic product weights. The results, as noted above, led to a decrease in the Fund's holdings in Japan and an increase in its emerging markets holdings. The change in individual stock selection re-sulted in a move from a strict value discipline within each of the individual countries to developing an individual valuation model for each country that reflects both growth and value characteristics.

Another, more subtle, change in investment philosophy made by the Fund was to invest in emerging markets through ADR's, rather than through closed-end coun-try funds. This approach enables the Fund to provide value through individual stock selection for the emerging markets represented in its portfolio. It also eliminates the valuation issues involved with closed-end funds that may trade at a discount or premium to the actual value of their underlying securities.

Foreign currency exposure hurt the Fund's performance. Most foreign currencies fell in value versus the U.S. dollar, many by 10% or more. In total, currency returns cost the Fund about 7% in absolute returns over the period.

For the coming year, we note that Japan's economy has begun to show modest im-provement as the real estate market has stabilized, helping to solidify some of the lending problems of the Japanese banks. Europe continues to benefit from the anticipated arrival of a common currency and declining interest rates. Should these trends continue, along with a stabilization of exchange rates which we expect to occur, the outlook for developed markets in the next year should be a positive one.

    Lyle Davis, CFA and
    David Umstead, CFA, Ph.D.
    Independence International Associates, Inc.

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
-------------------------------------------------------------------------------
-----------------------------------------
Value of $10,000 Invested in Quantitative

International Equity ("QIE") Ordinary Shares Vs. EAFE*


Average Annual Total Return*

                              One     Five         Since
                 Shares       Year    Years      Inception
              Ordinary        2.79%   7.49%    3.50%(7/31/87)
              Institutional   4.38%    --      1.63%(8/25/94)

* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.

[LINE GRAPH APPEARS HERE]


Year            Quantitative International Equity          EAFE

                           10,000                          10,000
                           9,750                            9,840
88                         8,680                            8,800
                           9,390                           10,140
                           9,700                            9,700
                           9,890                            9,760
89                        11,200                           11,290
                          11,070                           11,320
                          10,970                           10,620
                          12,780                           11,940
90                        13,130                           12,480
                          12,120                           10,010
                          12,690                           10,970
                           9,630                            8,640
91                         9,420                            9,560
                          10,090                           10,270
                           9,540                            9,710
                          10,230                           10,540
92                        10,370                           10,710
                           9,710                            9,440
                           9,950                            9,640
                           9,250                            9,790
93                         8,950                            9,410
                           9,880                           10,540
                          10,500                           11,600
                          11,440                           12,370
94                        11,850                           12,480
                          12,709                           12,910
                          13,333                           13,570
                          13,333                           13,584
95                        12,920                           13,446
                          12,718                           13,696
                          12,984                           13,797
                          12,959                           14,376
96                        13,226                           14,960
                          13,426                           15,392
                          13,665                           15,636
                          13,527                           15,617
97                        13,927                           15,879
                          13,801                           15,635

-------------------------------
PORTFOLIO COMPOSITION


                              Number of Holdings            114
                              Dollars Invested    $28.6 million

[PIE GRAPH APPEARS HERE]


France                     5%
Malaysia                   6%
Spain                      6%
UK                         6%
Japan                     16%
Other                      2%
Emerging Mkts.            14%
Switzerland                9%
Germany                    8%
Other Asia/Paci.           9%
Other Europe              19%



--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
-------------------------------------------------------------------------------
QUANTITATIVE FOREIGN FRONTIER FUND
-------------------------------------------------------------------------------
FUND OVERVIEW

The Quantitative Foreign Frontier Fund concentrates on investment opportuni-ties in the markets of emerging foreign countries. The Foreign Frontier Fund is diversified, in terms of both the countries and number of holdings repre-sented in its portfolio. Generally, the Fund will invest in three to four geo-graphic regions and hold roughly equal positions in a number of countries within each region (usually 10% or less). The Fund's strategy is designed to generate returns based on a diversified participation in ten or more coun-tries, with the individual stocks in each country chosen to be representative of the performance of that country's market as a whole.

For calendar year 1996, the Fund's Ordinary Shares produced a return of 8.75% (excluding the effects of the 1% redemption fee). During the twelve-month pe-riod from April 1996 to March 1997, the Fund produced a return of 10.26% for investors in Ordinary Shares (excluding the effects of the 1% redemption fee), compared to a 12.36% return for its benchmark, the International Finance Cor-poration Investable Composite Index, and a return of 13.28% for the average diversified emerging markets fund, according to Lipper.

Country selection continues to account for the largest element of Fund perfor-mance. As is customary in the emerging markets, returns in the individual countries varied significantly over the period. Most of the countries deliv-ered good returns over the period, particularly Argentina, Brazil and Turkey. The Fund invested in sixteen of the twenty-three countries comprising the IFCI and had returns fairly close to the Index.

Because the returns of the portfolio are largely dictated by the performance of individual countries, stock selection over time should be a neutral factor relative to the Index, as stocks are chosen in an attempt to mimic the Index within each country in which the Fund invests.

Individual emerging markets continue to be volatile, with some markets experi-encing monthly volatilities equal to the annual volatilities of developed mar-kets, such as the United States. The Fund provides broad diversification by investing in most of the truly available emerging markets, enabling investors to participate in the growth of these markets, while attempting to control the risk involved.

    Lyle Davis, CFA and
    David Umstead, CFA, Ph.D.
    Independence International Associates, Inc.

-------------------------------
Value of $10,000 Invested in Quantitative

Foreign Frontier Ordinary Shares Vs. IFCI*

[LINE GRAPH APPEARS HERE]


                  Quantitative
Year            Foreign Frontier         IFCI
                ----------------        -----
                10,000                  10,000
                 8,213                   8,299
95               7,469                   7,091
                 8,222                   7,708
                 8,047                   7,675
96               8,026                   7,605
                 8,656                   8,185
                 9,059                   8,740
                 8,759                   8,548
97               8,728                   8,526
                 9,449                   9,338

[PIE CHART APPEARS HERE]


Brazil          12
South Africa     5
Mexico          10
Other            2
Argentina       12
Malaysia         7
Other Europe     6
Turkey           7
Chile            5
Philippines      8
Peru             5
Indonesia        8
Portugal         4
Thailand         5
Other Asia       4

Average Annual Total Return*

                     One          Five             Since
   Shares            Year         Years          Inception
Ordinary             9.16%         --          (2.24)%(8/8/94)
Institutional         --           --           9.54%(4/2/96)


* See accompanying Notes, which should be read in conjunction with this material. Past performance is not predictive of future performance.


Number of Holdings                              231

Dollars Invested                      $11.0 million

--------------------------------------------------------------------------------
                                                                              8

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
-------------------------------------------------------------------------------

NOTES

These notes relate to the discussion of return information for the Funds pro-vided on the preceding pages.

The line graphs compare the value of $10,000 invested in Ordinary Shares of the respective Funds at their commencement of investment operations with the value of $10,000 invested in an appropriate broad-based stock index on the same date. The graphs begin on the following dates: Quantitative Numeric-- 8/3/92, Quantitative Numeric II--3/21/95, Quantitative Disciplined Growth-- 3/1/95, Quantitative Growth and Income--5/9/85, Quantitative International Eq-uity--7/31/87, and Quantitative Foreign Frontier Fund--10/3/94. Each index re-flects a group of unmanaged securities which does not bear operational or man-agement expenses. The indices are further described in the section entitled "A Word About Indices". The dollar values of an investment in the Funds on March 31, 1997 reflect an annual 12b-1 fee and, for the Quantitative Numeric, Quan-titative Growth and Income, Quantitative International Equity and Quantitative Foreign Frontier Funds, the deduction of a one-time deferred sales charge of 1%. Returns on Institutional Shares, which are not subject to the 12b-1 fee and the deferred sales charge, would be higher.

The average annual total return figures assume reinvestment of all dividends and capital gains, and, when applicable, reflect the effects of a 2% expense cap applied to the Quantitative Numeric, Quantitative Growth and Income, and Quantitative International Equity Funds, as described in the prospectus and, for the Quantitative Numeric Fund and the Quantitative Foreign Frontier Fund, additional voluntary expense waivers and/or reimbursements made by Quantita-tive Advisors, Inc. The average annual total returns for the Quantitative Nu-meric II and Quantitative Disciplined Growth Funds reflect the effect of ex-pense waivers and/or reimbursements where applicable that are subject to the periodic review of Quantitative Advisors, Inc. There is no guarantee that Quantitative Advisors, Inc. will continue to limit expenses of these Funds in the future. If the expenses for these funds had not been subsidized, the per-formance would have been lower. Returns for the Ordinary Shares of the Quanti-tative Numeric, Quantitative Growth and Income, Quantitative International Eq-uity and Quantitative Foreign Frontier Funds reflect the effect of the 12b-1 fee and deferred sales charge. Returns for the Ordinary Shares of the Quanti-tative Numeric II and Quantitative Disciplined Growth Funds reflect the effect of the 12b-1 fee but not the deferred sales charge. Certain Ordinary Shares of the Quantitative Numeric II and Quantitative Disciplined Growth Funds pur-chased prior to August 1, 1996 are subject to the deferred sales charge. Re-turns for the Institutional Shares of the Quantitative Foreign Frontier Fund are not annualized and are for a limited period of time. The performance data quoted represents past performance and may not be indicative of future perfor-mance. The investment return and principal value of a current investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE NUMERIC FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--92.4% (a)

                                                   Shares    Value
APPAREL & TEXTILES--1.9%
 Finish Line Inc., Class A (b)                     57,225 $ 1,273,256
                                                          -----------
AUTO PARTS--2.0%
 Gentex Corporation (b) (with rights exp. 8/26/01) 68,300   1,348,925
                                                          -----------
BANKS--2.0%
 Bank Plus Corporation (b)                         38,360     397,985
 PFF Bancorp Inc. (b)                              66,560     956,800
                                                          -----------
                                                            1,354,785
                                                          -----------
BUSINESS SERVICES--4.4%
 APAC TeleServices Inc. (b)                        34,615     899,990
 BA Merchant Services Inc., Class A (b)            76,545   1,052,494
 National Techteam Inc. (b)                        61,185     948,367
                                                          -----------
                                                            2,900,851
                                                          -----------
COMPUTERS & BUSINESS
 EQUIPMENT--1.4%
 Xircom Inc. (b)                                   60,800     919,600
                                                          -----------
CONSTRUCTION MATERIALS--2.5%
 Medusa Corporation                                43,625   1,635,937
                                                          -----------
DRUGS & HEALTH CARE--13.8%
 Curative Health Services Inc. (b)                 48,380   1,112,740
 FPA Medical Management Inc. (b)                   45,980     885,115
 Lincare Holdings Inc. (b)                         32,740   1,350,525
 Multicare Companies Inc. (b)                      71,470   1,348,996
 North American Vaccine Inc. (b)                   38,560     776,020
 Orthodontic Centers of America Inc. (b)           86,715   1,170,652
 Quintiles Transnational Corporation (b)           17,550     945,506
 Quorum Health Group Inc. (b)                      45,690   1,410,679
 Theragenics Corporation                            9,640     144,600
                                                          -----------
                                                            9,144,833
                                                          -----------
ELECTRIC UTILITIES--1.7%
 TNP Enterprises Inc.                              52,000   1,111,500
                                                          -----------
ELECTRICAL EQUIPMENT--1.4%
 Symmetricom Inc. (b)                              65,220     929,385
                                                          -----------
ELECTRONICS--2.1%
 SCI Systems Inc. (b)                              27,085   1,371,178
                                                          -----------
FINANCIAL SERVICES--10.8%
 Aames Financial Corporation                       41,805     846,551
 AmeriCredit Corporation (b)                       66,390   1,153,526
 First Alliance Company (b)                        43,910   1,031,885
 Money Store Inc.                                  54,365   1,141,665
 Ocwen Financial Corporation (b)                   43,735   1,268,315
 Pacificamerica Money Center Inc. (b)              33,790   1,013,700
 Wilshire Financial Services Group Inc. (b)        47,035     682,008
                                                          -----------
                                                            7,137,650
                                                          -----------
GAS & PIPELINE UTILITIES--1.7%
 Falcon Drilling (b)                               30,450   1,126,650
                                                          -----------
GAS EXPLORATION--2.3%
 Nuevo Energy Company (b)                          18,555     712,048
 Seagull Energy Corporation (b)                    44,300     797,400
                                                          -----------
                                                            1,509,448
                                                          -----------
HOMEBUILDERS--0.8%
 Centex Corporation                                15,880     559,770
                                                          -----------

                                         Shares     Value
HOTELS AND RESTAURANTS--1.4%
 Showbiz Pizza Time Inc. (b)              51,555 $   902,212
                                                 -----------
HOUSEHOLD APPLIANCES/
 FURNISHING--1.8%
 Furniture Brands International Inc. (b)  79,055   1,185,825
                                                 -----------
INDUSTRIAL MACHINERY--1.3%
 Wyman Gordon Company (b)                 43,880     894,055
                                                 -----------
INSURANCE--5.9%
 American Bankers Insurance Group Inc.    28,700   1,399,125
 CMAC Investment Corporation              40,710   1,358,696
 Fremont General Corporation              40,380   1,135,688
                                                 -----------
                                                   3,893,509
                                                 -----------
PETROLEUM SERVICES--3.4%
 Marine Drilling Companies Inc. (b)       60,455   1,073,076
 Pride Petroleum Services Inc. (b)        58,750   1,219,063
                                                 -----------
                                                   2,292,139
                                                 -----------
POLLUTION CONTROL--2.1%
 United Waste Systems Inc. (b)            36,605   1,363,536
                                                 -----------
RETAIL GROCERY--1.5%
 Richfood Holdings Inc.                   54,525   1,022,344
                                                 -----------
RETAIL TRADE--8.2%
 Dress Barn (b)                           62,295   1,051,228
 JumboSports Inc. (b)                    103,810     570,955
 Lands End Inc. (b)                       57,945   1,535,543
 Ross Stores Inc.                         50,074   1,270,628
 Tiffany & Company                        27,000   1,026,000
                                                 -----------
                                                   5,454,354
                                                 -----------
SAVINGS AND LOAN--3.8%
 Astoria Financial Corporation            33,630   1,210,680
 Glendale Federal Bank (b)                56,250   1,293,750
                                                 -----------
                                                   2,504,430
                                                 -----------
SOFTWARE--10.5%
 Arbor Software Corporation (b)           32,820     820,500
 Credit Management Solutions Inc. (b)     33,355     341,889
 Forte Software Inc. (b)                  22,600     519,800
 International Network Services (b)       31,230     585,563
 Rational Software Corporation (b)        23,345     481,491
 Siebel Systems Inc. (b)                  62,420   1,045,535
 Technology Modeling Associates Inc. (b)  54,875     569,328
 Vantive Corporation (b)                  41,970     860,385
 Videoserver Inc. (b)                     28,760     679,455
 Wind River Systems Inc. (b)              46,410   1,096,436
                                                 -----------
                                                   7,000,382
                                                 -----------
TELECOMMUNICATION
 SERVICES--2.3%
 Allin Communications Corporation (b)     57,015     798,210
 DSP Communications Inc. (b)              55,770     536,786
 NACT Telecommunications Inc. (b)         30,955     181,861
                                                 -----------
                                                   1,516,857
                                                 -----------
TIRES AND RUBBER--1.4%
 Safeskin Corporation (b)                 51,720     937,425
                                                 -----------
TOTAL COMMON STOCK
 (Cost $70,016,054)                              $61,290,836
                                                 ===========

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE NUMERIC FUND--CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--6.6% (a)
                                                       Par Value     Value
 State Street Repo 4%, 1 April, 1997 (Cost $4,390,000)
 (Dated 3/31/97), Collaterized by $3,765,000 U.S.
 Treasury Bond 8.875%, 2/15/2019, Market Value
 $4,481,551, Repurchase Proceeds $4,390,488.           $4,390,000 $ 4,390,000
                                                                  -----------
 TOTAL SHORT TERM INVESTMENTS
 (Cost $4,390,000)                                                $ 4,390,000
                                                                  -----------
 TOTAL INVESTMENTS--99.0% (A)
 (Cost $74,406,054) (c)                                           $65,680,836
                                                                  ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At March 31, 1997, the net unrealized depreciation of investments based on aggregate cost for federal tax purposes of $74,466,287 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $  1,282,399
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (10,067,850)
                                                                ------------
   Net unrealized depreciation                                  $ (8,785,451)
                                                                ============




  The accompanying notes are an integral part of these financial statements.

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE NUMERIC II FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--98.1% (a)

                                                       Shares   Value
APPAREL & TEXTILES--4.2%
 Tommy Hilfiger Corporation (b)                        3,440  $  179,740
 Fruit Of The Loom Inc., Class A (b)                   4,820     200,030
                                                              ----------
                                                                 379,770
                                                              ----------
AUTOMOBILES--1.6%
 Lear Corporation (b)                                  4,310     143,846
                                                              ----------
BANKS--4.3%
 Charter One Financial Inc.                            4,185     183,617
 Union Planters Corporation (with rights exp. 1/19/99) 5,015     203,734
                                                              ----------
                                                                 387,351
                                                              ----------
CHEMICALS--1.4%
 Goodrich B.F. Company                                 3,500     128,187
                                                              ----------
COMPUTERS & BUSINESS
 EQUIPMENT--8.5%
 Cisco Systems Inc. (b)                                3,500     168,438
 Compaq Computer Corporation (b)                       2,350     180,069
 Gateway 2000 Inc. (b)                                 4,700     240,875
 Micron Electronics Inc. (b)                           9,825     187,903
                                                              ----------
                                                                 777,285
                                                              ----------
CONGLOMERATES--3.3%
 Lancaster Colony Corporation
  (with rights exp. 4/20/00)                           2,600     119,600
 U.S. Industries Inc. (b)                              5,060     178,365
                                                              ----------
                                                                 297,965
                                                              ----------
CONTAINERS & GLASS--3.3%
 Crown Cork & Seal Inc.                                3,120     161,070
 Temple-Inland Inc.                                    2,750     144,375
                                                              ----------
                                                                 305,445
                                                              ----------
DRUGS & HEALTH CARE--10.5%
 Biogen Inc. (b)                                       4,610     172,299
 Bristol-Myers Squibb Company                          2,200     129,800
 MedPartners Inc. (b)                                  6,940     147,475
 Oxford Health Plans Inc. (b)                          1,640      96,145
 Schering-Plough Corporation                           3,000     218,250
 Warner-Lambert Company                                2,240     193,760
                                                              ----------
                                                                 957,729
                                                              ----------
ELECTRIC UTILITIES--3.6%
 Entergy Corporation                                   4,100     100,450
 Montana Power Company                                 5,100     109,650
 New York State Electric & Gas Corporation             5,300     114,613
                                                              ----------
                                                                 324,713
                                                              ----------
ELECTRICAL EQUIPMENT--1.8%
 Raychem Corporation                                   1,955     161,043
                                                              ----------
FOOD & BEVERAGES--1.8%
 Coca-Cola Enterprises Inc.                            2,795     160,363
                                                              ----------
GAS EXPLORATION--3.1%
 Apache Corporation                                    4,500     150,750
 Oryx Energy Company (b)                               6,760     130,130
                                                              ----------
                                                                 280,880
                                                              ----------
HOMEBUILDERS--0.8%
 Centex Corporation                                    2,075      73,144
                                                              ----------

                                        Shares   Value
INDUSTRIAL MACHINERY--2.0%
 U.S. Filter Corporation (b)             5,790 $  178,766
                                               ----------
INSURANCE--5.6%
 ITT Hartford Group Inc.                 1,515    109,269
 Ohio Casualty Corporation               4,565    187,736
 Old Republic International Corporation  8,205    210,253
                                               ----------
                                                  507,258
                                               ----------
LEISURE TIME--2.1%
 International Game Technology          11,875    191,484
                                               ----------
NEWSPAPERS--2.6%
 Times Mirror Company, Class A           4,375    238,984
                                               ----------
PAPER--2.3%
 Fort Howard Corporation (b)             6,700    208,537
                                               ----------
PETROLEUM SERVICES--3.3%
 Global Marine Inc. (b)                  7,035    151,252
 Noble Drilling Corporation (b)          8,695    149,989
                                               ----------
                                                  301,241
                                               ----------
RETAIL GROCERY--3.9%
 American Stores Company
  (with rights exp. 3/18/98)             4,470    198,915
 Food Lion Inc., Class A                19,000    155,563
                                               ----------
                                                  354,478
                                               ----------
RETAIL TRADE--6.1%
 Blyth Industries Inc. (b)               2,975    107,472
 Corporate Express Inc. (b)              7,342     75,256
 Ross Stores Inc.                        7,800    197,925
 TJX Companies Inc.                      4,150    177,413
                                               ----------
                                                  558,066
                                               ----------
SAVINGS AND LOAN--8.4%
 Ahmanson H.F. & Company                 5,110    186,515
 Great Western Financial Corporation     5,500    222,063
 Greenpoint Financial Corporation        3,325    171,237
 Washington Mutual Inc.                  3,850    186,003
                                               ----------
                                                  765,818
                                               ----------
SOFTWARE--8.9%
 Compuware Corporation (b)               4,200    263,550
 Electronic Arts (b)                     5,000    133,125
 Electronics For Imaging Inc. (b)        3,880    154,715
 Equifax Inc.                            4,700    128,075
 HBO & Company                           2,750    130,625
                                               ----------
                                                  810,090
                                               ----------
TELECOMMUNICATION SERVICES--1.4%
 PairGain Technologies Inc. (b)          4,310    127,684
                                               ----------
TELEPHONE--1.2%
 LCI International Inc. (b)              6,455    108,121
                                               ----------
TOBACCO--2.1%
 RJR Nabisco Holdings Corporation        5,900    190,275
                                               ----------
 TOTAL COMMON STOCK
  (Cost $8,177,177)                            $8,918,523
                                               ----------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE NUMERIC II FUND--CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.7% (a)

                                                              Par
                                                             Value     Value
 State Street Repo 2%, 1 April, 1997 (Cost $245,000) (Dated
 3/31/97), Collateralized by $205,000 U.S. Treasury Bond
 9.125%, 5/15/2018, Market Value $253,957, Repurchase
 Proceeds $245,013.                                         $245,000 $  245,000
                                                                     ----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $245,000)                                                    $  245,000
                                                                     ==========
 TOTAL INVESTMENTS--100.8% (A)
  (Cost $8,422,177) (c)                                              $9,163,523
                                                                     ==========

(a)  Percentages indicated are based upon total net assets.
(b)  Non-income producing security.
(c) At March 31, 1997, the net unrealized appreciation of investments based on aggregate cost for federal tax purposes of $8,437,833 was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost                $1,214,894
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value                  (489,204)
                                                                   ----------
   Net unrealized appreciation                                     $  725,690
                                                                   ==========




  The accompanying notes are an integral part of these financial statements.

[LOGO OF QUANTITATIVE GROUP OF FUNDS
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--26.1% (a)

                                            Shares  Value
BANKS--1.3%
 BanPonce Corporation                         700  $ 24,850
                                                   --------
BUSINESS SERVICES--5.3%
 Comdisco, Inc. (with rights exp. 11/17/97)   700    21,788
 Corrections Corporation America (b)          900    21,825
 Robert Half International Inc. (b)         1,700    59,288
                                                   --------
                                                    102,901
                                                   --------
CHEMICALS--2.7%
 Cabot Corporation                          1,400    33,600
 Lubrizol Corporation                         600    19,500
                                                   --------
                                                     53,100
                                                   --------
CONTAINERS & GLASS--2.4%
 Temple-Inland Inc.                           900    47,250
                                                   --------
DOMESTIC OIL--1.0%
 Noble Affiliates Inc.                        500    18,875
                                                   --------
DRUGS & HEALTH CARE--1.6%
 McKesson Corporation                         500    32,000
                                                   --------
ELECTRIC UTILITIES--2.6%
 Pinnacle West Capital Corporation          1,700    51,211
                                                   --------
HOTELS AND RESTAURANTS--1.5%
 Wendy's International Inc.                 1,400    28,875
                                                   --------
INSURANCE--1.6%
 Conseco Inc.                                 900    32,063
                                                   --------
PETROLEUM SERVICES--1.4%
 Reading & Bates Corporation (b)            1,200    27,150
                                                   --------
STEEL--1.8%
 Bethleham Steel Corporation (b)
  (with rights exp. 10/18/98)               4,200    34,650
                                                   --------
TELEPHONE--2.9%
 Cincinnati Bell Inc.                       1,000    56,500
                                                   --------
 TOTAL COMMON STOCK
  (Cost $526,125) (c)                              $509,425
                                                   ========

(a)  Percentages indicated are based upon total net assets.
(b)  Non-income producing security.
(c) At March 31, 1997, the net unrealized depreciation of investments based on aggregate cost for federal tax purposes of $526,306 was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost.               $ 14,167
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value.                (31,048)
                                                                   --------
   Net unrealized depreciation                                     $(16,881)
                                                                   ========

   The accompanying notes are an integral part of these financial statements.

[LOGO OF QUANTITATIVE GROWTH AND INCOME FUND]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--97.3% (a)

                                   Shares    Value
AEROSPACE--2.2%
 General Dynamics Corporation       7,400 $   498,575
 Northrop Grumman Corporation       6,600     499,125
                                          -----------
                                              997,700
                                          -----------
APPAREL & TEXTILES--1.2%
 V.F. Corporation                   8,000     535,000
                                          -----------
AUTOMOBILES--1.7%
 Chrysler Corporation              14,200     426,000
 Ford Motor Company                11,000     345,125
                                          -----------
                                              771,125
                                          -----------
BANKS--4.0%
 AmSouth Bancorporation             4,300     207,475
 BankAmerica Corporation            6,900     695,175
 Barnett Banks Inc.                 1,900      88,350
 Charter One Financial Inc.         5,565     244,164
 Comerica Inc.                      5,000     281,875
 Mercantile Bankshares Corporation  7,900     266,625
                                          -----------
                                            1,783,664
                                          -----------
BUSINESS SERVICES--0.3%
 AccuStaff Inc. (b)                 3,800      63,650
 Cognizant Corporation              1,800      52,425
                                          -----------
                                              116,075
                                          -----------
CHEMICALS--2.7%
 Dow Chemical Company               5,500     440,000
 International Specialty Products   8,400     105,000
 Lubrizol Corporation               3,600     117,000
 PPG Industries Inc.                4,100     221,400
 Rohm & Haas Company                4,400     329,450
                                          -----------
                                            1,212,850
                                          -----------
COMPUTERS & BUSINESS
 EQUIPMENT--7.9%
 Cisco Systems Inc. (b)             2,600     125,125
 Compaq Computer Corporation (b)   11,000     842,875
 Dell Computer Corporation (b)     13,800     933,225
 Gateway 2000 Inc. (b)             11,800     604,750
 Micron Electronics Inc. (b)        9,300     177,863
 Pitney Bowes Inc.                  3,200     188,000
 Quantum Corporation (b)            2,500      96,563
 Western Digital Corporation (b)
  (with rights exp. 11/30/98)      10,100     571,913
                                          -----------
                                            3,540,314
                                          -----------
CONSTRUCTION & MINING
 EQUIPMENT--2.5%
 Case Corporation                   9,600     487,200
 Caterpillar Inc.                   8,000     642,000
                                          -----------
                                            1,129,200
                                          -----------
CONSTRUCTION MATERIALS--1.1%
 USG Corporation (b)               15,500     486,312
                                          -----------
COSMETICS & TOILETRIES--0.8%
 Avon Products Inc.                 6,900     362,250
                                          -----------
DOMESTIC OIL--1.2%
 Murphy Oil Corporation             3,000     141,000
 Phillips Petroleum Company        10,100     412,838
                                          -----------
                                              553,838
                                          -----------

                                      Shares    Value
DRUGS & HEALTH CARE--11.5%
 Allegiance Corporation               21,100 $   466,838
 Amgen Inc. (b)                        1,500      83,813
 Bristol-Myers Squibb Company         18,800   1,109,200
 Manor Care Inc.                      17,000     414,375
 Merck & Company Inc.                 16,900   1,423,825
 Schering-Plough Corporation          12,100     880,275
 Tenet Healthcare Corporation (b)     13,635     335,762
 Wellpoint Health Networks Inc.       10,868     451,022
                                             -----------
                                               5,165,110
                                             -----------
ELECTRIC UTILITIES--3.2%
 Boston Edison Company                10,200     266,475
 Consolidated Edison Company Inc.     12,400     372,000
 Long Island Lighting Company         25,300     607,200
 Rochester Gas & Electric Corporation  9,900     188,100
                                             -----------
                                               1,433,775
                                             -----------
ELECTRICAL EQUIPMENT--2.4%
 Johnson Controls Inc.                 5,300     426,650
 UCAR International Inc. (b)          16,500     653,812
                                             -----------
                                               1,080,462
                                             -----------
ELECTRONICS--5.9%
 Advanced Micro Devices Inc. (b)       8,300     344,450
 Honeywell Inc.                        7,500     509,063
 Intel Corporation                    11,500   1,599,938
 SCI Systems Inc. (b)                  3,500     177,188
                                             -----------
                                               2,630,639
                                             -----------
FINANCIAL SERVICES--3.1%
 Donaldson Lufkin & Jenrette Inc.        600      21,975
 Merrill Lynch & Company Inc.          4,900     420,788
 Money Store Inc.                      3,000      63,000
 Salomon Inc.                          9,000     448,875
 Student Loan Marketing Association    4,500     428,625
                                             -----------
                                               1,383,263
                                             -----------
FOOD & BEVERAGES--6.3%
 Campbell Soup Company                 8,200     380,275
 Coca Cola Company                     8,500     474,937
 ConAgra Inc.                         10,900     591,325
 General Mills Inc.                    5,400     335,475
 Heinz (H.J.) Company                 14,000     553,000
 Hormel Foods Corporation              8,600     220,375
 Interstate Bakeries Corporation (b)   6,000     283,500
                                             -----------
                                               2,838,887
                                             -----------
GAS & PIPELINE UTILITIES--1.8%
 Cooper Cameron Corporation (b)        6,000     411,000
 National Fuel Gas Company             8,900     380,475
                                             -----------
                                                 791,475
                                             -----------
INDUSTRIAL MACHINERY--0.2%
 Applied Materials Inc. (b)            1,500      69,562
                                             -----------
INSURANCE--5.0%
 AMBAC Inc.                            3,100     199,950
 CIGNA Corporation                     4,600     672,175
 KeyCorp                              10,700     521,625
 Loews Corporation                     1,200     106,650
 Marsh & McLennan Companies Inc.       4,300     486,975
 PMI Group Inc.                        5,300     265,663
                                             -----------
                                               2,253,038
                                             -----------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE GROWTH AND INCOME FUND--CONTINUED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

COMMON STOCK--Continued

                                        Shares    Value
INTERNATIONAL OIL--5.8%
 Chevron Corporation                     8,600 $   598,775
 Exxon Corporation                      11,200   1,206,800
 Mobil Corporation                       6,100     796,812
                                               -----------
                                                 2,602,387
                                               -----------
INVESTMENT COMPANIES--0.5%
 Bear Stearns Companies Inc.             8,762     230,002
                                               -----------
LEISURE TIME--0.8%
 Callaway Golf Company                     500      14,313
 MGM Grand Inc. (b)                      9,700     351,625
                                               -----------
                                                   365,938
                                               -----------
MISCELLANEOUS--2.7%
 Costco Companies Inc. (b)              28,300     781,787
 Everest Reinsurance Holdings           14,800     434,750
                                               -----------
                                                 1,216,537
                                               -----------
PAPER--1.4%
 Fort Howard Corporation (b)            19,500     606,937
                                               -----------
PETROLEUM SERVICES--1.0%
 Rowan Companies Inc. (b)
  (with rights exp. 2/25/02)            15,100     341,638
 Valero Energy Corporation               2,500      90,937
                                               -----------
                                                   432,575
                                               -----------
RAILROADS & EQUIPMENT--0.5%
 CSX Corporation                         4,400     204,600
                                               -----------
RETAIL GROCERY--1.1%
 Safeway Inc. (b)                       10,600     491,575
                                               -----------
RETAIL TRADE--7.7%
 Borders Group Inc. (b)                  2,200      41,525
 CVS Corporation                         4,700     216,787
 Dayton Hudson Corporation              19,300     805,775
 Lowes Companies Inc.                   13,400     500,825
 Sears Roebuck & Company                13,400     673,350
 TJX Companies Inc.                     11,700     500,175
 Tiffany & Company                      18,400     699,200
                                               -----------
                                                 3,437,637
                                               -----------
SOFTWARE--2.5%
 Adobe Systems Inc.                      6,700     268,837
 Computer Associates International Inc.  7,050     274,069
 Compuware Corporation (b)               9,400     589,850
                                               -----------
                                                 1,132,756
                                               -----------
STEEL--1.2%
 AK Steel Holding Corporation            3,600     129,600
 USX U.S. Steel Group                   15,600     415,350
                                               -----------
                                                   544,950
                                               -----------
TELECOMMUNICATION SERVICES--0.4%
 Lucent Technologies Inc.                3,844     202,771
                                               -----------


  The accompanying notes are an integral part of these financial statements.

                                  Shares    Value
TELEPHONE--4.7%
 Ameritech Corporation             7,200 $   442,800
 Bell Atlantic Corporation         8,500     517,437
 GTE Corporation                  17,100     797,287
 SBC Communications Inc.           6,700     352,588
                                         -----------
                                           2,110,112
                                         -----------
TOBACCO--2.0%
 Philip Morris Companies Inc.      4,300     490,737
 RJR Nabisco Holdings Corporation 12,600     406,350
                                         -----------
                                             897,087
                                         -----------
 TOTAL COMMON STOCK
  (Cost $36,027,328) (c)                 $43,610,403
                                         ===========

(a)  Percentages indicated are based upon total net assets.
(b)  Non-income producing security.
(c) At March 31, 1997, the net unrealized appreciation of investments based on aggregate cost for federal tax purposes of $36,027,328 was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost                $8,566,166
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value                  (983,091)
                                                                   ----------
   Net unrealized appreciation                                     $7,583,075
                                                                   ==========

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--97.7% (a)

                                             Shares    Value
AUSTRALIA--2.0%
 Brambles Industries Ltd. (b)                35,400 $   581,906
                                                    -----------
ARGENTINA--1.5%
 Perez Companc SA , Class B (b) (d)           8,400     132,300
 Telefonica De Argentina SA, Class B (b) (d)  2,700      79,313
 YPF Sociedad Anonima, Class D (d)            8,400     222,600
                                                    -----------
                                                        434,213
                                                    -----------
BELGIUM--4.2%
 Electrabel (b)                               1,052     241,604
 Glaverbel (b)                                7,735     975,693
                                                    -----------
                                                      1,217,297
                                                    -----------
BRAZIL--1.3%
 Aracruz Celulose SA (b) (d)                  2,650      48,321
 Centrais Eletricas Brasileiras (b) (d)       2,000      42,000
 Companhia Cerveja Ria Brahma (d)             4,400      59,950
 Companhia Siderurgica Nacional (b) (d)       2,100      75,075
 Telecomunicacoes Brasileiras (b) (d)         1,500     153,563
                                                    -----------
                                                        378,909
                                                    -----------
CHILE--1.4%
 Chilectra SA (b) (d)                           500      32,938
 Compania Cervecerias Unidas SA (b) (d)       1,000      19,750
 Compania De Telecom De Chile (d)             3,100      89,125
 Embotelladora Andina SA (b) (d)              1,000      37,125
 Empresa Nacional De Electricid (b) (d)       4,100      77,900
 Enersis SA (d)                               2,400      76,200
 Sociedad Quimica Minera De Chile,
  Class B (b) (d)                               600      34,575
 Vina Concha Y Toro SA (d)                    1,200      34,200
                                                    -----------
                                                        401,813
                                                    -----------
CZECH REPUBLIC--0.8%
 Ceska Sporitelna (b) (e)                     4,800      57,600
 Komercni Banka (b) (e)                       5,700     179,550
                                                    -----------
                                                        237,150
                                                    -----------
DENMARK--1.1%
 NKT Holding (b)                              2,100     138,769
 Novo-Nordisk AS, Class B (b)                 1,400     146,478
 Sophus Berendsen, Class B (b)                  300      39,365
                                                    -----------
                                                        324,612
                                                    -----------
FINLAND--1.9%
 Upm-Kymmene Oy (b)                          24,600     543,874
                                                    -----------
FRANCE--5.0%
 Chargeurs International (b)                  3,750     233,121
 Compagnie Financiere De Paribas, Class A     2,700     187,899
 Elf Aquitaine (b)                            9,550     979,008
 Michelin (CGDE), Class B (b)                 1,100      65,373
                                                    -----------
                                                      1,465,401
                                                    -----------
GERMANY--7.9%
 Bayer Hypoth-Und Wechsel Bk (b)             16,300     569,582
 Bayer Vereinsbk (b)                          9,850     407,957
 Dresdner Bank AG (b)                         8,530     303,182
 Volkswagen AG (b)                            1,874   1,035,620
                                                    -----------
                                                      2,316,341
                                                    -----------

                                          Shares     Value
HONG KONG--3.5%
 Hang Seng Bank                            14,000 $   144,535
 Jilin Chemical Industrial Ltd.,
  Class H (b) (d)                           4,000      47,500
 Kumagai Gumi (HK) (b)                    371,000     414,137
 Shanghai Petrochemical Corporation (b)     1,800      46,125
 Shangri-La Asia Ltd. (b)                 164,000     190,476
 Swire Pacific, Class A                    24,000     188,928
                                                  -----------
                                                    1,031,701
                                                  -----------
INDIA--2.1%
 Bajaj Auto (b) (e)                         1,200      47,250
 Grasim Industries Ltd. (b) (e)             4,100      47,150
 Guangshen Railway Ltd. (b) (d)             7,400     161,875
 Gujarat Ambuja Cements (b) (e)            11,200     100,800
 Hindalco Industries Ltd. (b) (e)           2,600      83,200
 Indian Hotels (b) (e)                      1,900      40,850
 Reliance Industries (b) (e)                4,800      52,272
 Steel Authority of India (b) (e)           3,300      27,225
 Tata Engineering & Locomotive (b) (e)      4,100      52,275
                                                  -----------
                                                      612,897
                                                  -----------
IRELAND--0.5%
 Woodchester Investments                   35,400     154,647
                                                  -----------
ITALY--3.2%
 Burgo (Cartiere) Spa (b)                 118,200     615,710
 Sirti Spa (b)                             52,200     323,385
                                                  -----------
                                                      939,095
                                                  -----------
JAPAN--16.2%
 Casio Computer Company                    58,000     405,686
 Chichibu Onoda Cement (b)                214,000     681,011
 Chugai Pharmaceutical Company             97,000     758,388
 Fujitsu                                   24,000     244,245
 Hitachi                                   49,000     435,344
 Kansai Electric Power                      7,000     122,688
 Mitsubishi Oil Company                   125,000     554,277
 Mitsui Osk Lines (b)                     128,000     233,648
 Nippon Oil Company                        43,000     173,653
 Osaka Gas Company                         55,000     132,824
 Sekisui House                             31,000     302,964
 Tokyo Electric Power Company               8,000     145,384
 Yamaichi Securities Company              134,000     417,769
 Yokogawa Electric                         17,000     113,828
                                                  -----------
                                                    4,721,709
                                                  -----------
MALAYSIA--6.0%
 Golden Hope Plantations Berhad (b)       148,000     256,685
 Hong Leong Properties Berhad (b)         391,000     618,207
 Perusahaan Otomobil Nasional             114,000     721,897
 Shell Refinery (FOM) (b)                  46,000     146,574
                                                  -----------
                                                    1,743,363
                                                  -----------
MEXICO--1.4%
 Kimberly Clark De Mexico SA, Class A (d)   7,600     155,800
 Telefonos De Mexico SA (b) (d)             5,300     204,050
 Vitro Sociedad Anonima (b) (d)             7,400      54,575
                                                  -----------
                                                      414,425
                                                  -----------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK--Continued

                                          Shares     Value
NETHERLANDS--4.3%
 Getronics NV (b)                          28,000 $   910,545
 Kon Hoogovens NV CVA (b)                     600      29,683
 Koninklijke Nedlloyd NV (b)                9,200     231,986
 Unilever NV (b)                              400      78,132
                                                  -----------
                                                    1,250,346
                                                  -----------
NORWAY--2.7%
 Norske Skogsindustrier, Class A            2,440      79,695
 Petroleum Geo-Services (b)                16,520     721,102
                                                  -----------
                                                      800,797
                                                  -----------
PORTUGAL--1.2%
 Banco Comercial Portugues (b)             12,700     185,738
 Portugal Telecom SA (b) (e)                4,700     172,725
                                                  -----------
                                                      358,463
                                                  -----------
SINGAPORE--4.0%
 Straits Trading Company (b)              520,000   1,165,710
                                                  -----------
SPAIN--5.7%
 Banco Santander SA                        13,500     928,440
 Iberdrola SA                              48,477     533,428
 Zardoya-Otis                               1,800     196,798
                                                  -----------
                                                    1,658,666
                                                  -----------
SWEDEN--1.6%
 Skandia Foersaekrings AB (b)              13,700     431,893
 Skanska AB, Series B (b)                     500      22,764
                                                  -----------
                                                      454,657
                                                  -----------
SWITZERLAND--8.5%
 Holderbank Financiere Glaris (b)             280     214,577
 Kuoni Reisen Holding, Class B (b)             70     197,279
 Schweizerische Bankgesellschaf (b)         1,020     916,202
 Schweiz-Ruckversicherungs (b)                180     191,170
 Swissair (b)                               1,070     953,686
                                                  -----------
                                                    2,472,914
                                                  -----------
SOUTH AFRICA--1.4%
 Anglo American Corporation of
  South Africa Ltd. (b) (d)                 1,400      85,750
 C.G. Smith Ltd. (b) (d)                   13,500      84,375
 Gencor Ltd. (d)                           17,700      80,756
 Iscor Ltd. (d)                             4,600      36,800
 Malbak Ltd. (b) (d)                       10,900      51,775
 Sasol Ltd. (d)                             6,800      70,550
                                                  -----------
                                                      410,006
                                                  -----------
SOUTH KOREA--1.3%
 Cho Hung Bank (b) (e)                      9,600      52,080
 Korea Electric Power Corporation (b) (d)  10,300     180,250
 LG Chemical Ltd. (b) (e)                   7,200      73,620
 Samsung Electronics Ltd. (b) (e)           1,900      86,697
                                                  -----------
                                                      392,647
                                                  -----------
TURKEY--0.9%
 Erciyas Biracilik, Class A (b) (e)        30,800      53,900
 Tofas Otomobil Fab, Class E (b) (e)      280,400      91,130
 Turkiye Garanti Bankasi AS (b) (e)        15,500     104,625
                                                  -----------
                                                      249,655
                                                  -----------

   The accompanying notes are an integral part of these financial statements.

                                    Shares    Value
UNITED KINGDOM--6.1%
 Anglian Water (b)                  68,000 $   714,614
 British Petroleum                   8,900     103,176
 British Steel                          43         115
 British Telecom                    32,500     238,013
 HSBC Holdings                      12,300     290,232
 Thames Water (b)                    3,400      36,847
 United Utilities                   37,848     389,045
                                           -----------
                                             1,772,042
                                           -----------
 TOTAL COMMON STOCK
  (Cost $ 27,302,583)                      $28,505,256
                                           ===========
PREFERRED STOCK--0.2%
BRAZIL--0.2%
 Companhia Vale Do Rio Doce (b) (d)  1,900      44,175
                                           -----------
 TOTAL PREFERRED STOCK
  (Cost $44,412)                           $    44,175
                                           ===========
 TOTAL INVESTMENTS--97.9%
  (Cost $27,346,995) (c)                   $28,549,431
                                           ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At March 31, 1997, the net unrealized appreciation of investments based on aggregate cost for federal tax purposes of $27,373,374 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 2,617,571
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,441,514)
                                                                -----------
   Net unrealized appreciation                                  $ 1,176,057
                                                                ===========

(d) ADS--American Depository Shares
(e) GDR--Global Depository Receipts

SECTOR ALLOCATIONS
--------------------------------------------------------------------------------
Basic Industries.......................................................... 13.9%
Capiltal Goods............................................................  3.7%
Consumer Basics...........................................................  4.8%
Consumer Durable Goods....................................................  6.9%
Consumer Non-Durable Goods................................................  1.9%
Consumer Services.........................................................  4.8%
Energy.................................................................... 10.8%
Finance................................................................... 19.3%
General Business..........................................................  7.5%
Miscellaneous.............................................................  5.0%
Shelter...................................................................  7.2%
Technology................................................................  4.8%
Transporation.............................................................  2.2%
Utilities.................................................................  7.2%

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE FOREIGN FRONTIER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--92.6% (a)

                                                  Shares      Value
ARGENTINA--11.7%
 Acindar Industria, Class B (b)                     93,000 $   186,019
 Astra Cia Argentina                                25,970      40,517
 Banco De Galicia BA, Class B                       10,882      66,605
 Banco Frances Rio Plata                             6,612      65,994
 Ciadea SA (b)                                       8,800      39,164
 Embotelladora Buenos Aires,
  Class B (b)                                           35       3,850
 Irsa Inversiones Y Representac                      5,000      18,752
 Molinos Rio Plata, Class B                          5,833      21,584
 Perez Companc SA, Class B                          32,517     251,382
 Siderar SA, Class A (b)                             1,400       4,886
 Siderca SA                                         35,000      73,857
 Telecom Argentina, Class B                         20,000      92,409
 Telefonica De Argentina, Class B                   46,000     135,714
 Transport Gas Sur, Class B                         14,000      35,704
 YPF SA, Class D                                    10,600     280,398
                                                           -----------
                                                             1,316,835
                                                           -----------
BRAZIL--6.2%
 Banco Do Brasil SA, Class A (b) (warrants exp.
  6/30/2001)                                       154,000         253
 Banco Do Brasil SA, Class B (b) (warrants exp.
  6/30/2006)                                       231,000         357
 Banco Do Brasil SA, Class C (b) (warrants exp.
  6/30/2011)                                       385,000         617
 Centrais Eletrobras                               450,000     185,891
 Forca Luz (Cia Paul) (b)                          151,000      20,920
 Light Participacoes SA (b)                        106,000      31,991
 Light Serv Elet SA                                106,000      44,786
 Sider Nacional Cia                              1,445,000      51,774
 Souza Cruz (Cia)                                    6,300      52,584
 Telec Brasileiras--Telebras                     1,169,000     117,738
 Telesp Tel S Paulo                                263,000      65,731
 Vale Rio Doce (Cia)                                 2,500      71,914
 White Martins SA                               33,234,000      53,912
                                                           -----------
                                                               698,468
                                                           -----------
CHILE--5.1%
 Chilectra SA (d)                                      600      39,525
 Chilgener SA (d)                                    1,100      28,325
 Compania Cervecerias Unidas SA (d)                  2,280      45,030
 Compania Telecomunicaciones
  De Chile (d)                                       3,910     112,412
 Embotelladora Andina SA (d)                         1,500      55,688
 Empresa Nacional De Electricid (d)                  5,030      95,570
 Enersis SA (d)                                      2,600      82,550
 Madeco SA (d)                                       2,880      77,040
 Maderas Y Sinteticos Sociedad (d)                   2,500      39,375
                                                           -----------
                                                               575,515
                                                           -----------
CHINA--0.7%
 Shanghai Chlor-Alkali Chemical,
  Class B (b)                                       43,500      14,007
 Shanghai Dajiang Group, Class B (b)                18,800       9,776
 Shanghai Diesel Engine, Class B (b)                21,600      10,670
 Shanghai Lujiazui Ftz Dev, Class B (b)             19,320      19,243
 Shanghai Outer Gaoqiao Ftdz,
  Class B (b)                                       26,400      12,355
 Shanghai Yaohua Pilkingtn,
  Class B (b)                                       17,300       8,719
                                                           -----------
                                                                74,770
                                                           -----------

                                    Shares     Value
CZECH REPUBLIC--1.9%
 Cez (b)                              2,200 $    80,364
 Sepap AS (b)                           100       4,311
 Skoda Koncern Plzen (b)                400      13,095
 SPT Telecom AS (b)                   1,000     119,581
                                            -----------
                                                217,351
                                            -----------
GREECE--3.9%
 Alpha Credit Bank                      900      66,039
 Attica Enterprises                   2,200      16,599
 Commercial Bank of Greece              780      29,338
 Delta Dairy                          1,530      20,981
 Epilektos Textile                    2,850       6,795
 Ergo Bank                              660      41,955
 Hellenic Bottling                    1,230      39,953
 Hellenic Sugar Ind                   2,560      20,137
 Heracles General Cement              2,900      44,145
 Ionian Bank                            800      17,475
 Naoussa Spinning Mills               5,300      21,694
 National Bank of Greece                520      54,438
 Titan Cement Company                   800      57,645
                                            -----------
                                                437,194
                                            -----------
HONG KONG--1.5%
 Guangdone Electric, Class B (b)     14,000      13,731
 Jilin Chemical Ind, Class H (b)     72,000       8,641
 Maanshan Iron & Steel, Class H (b) 119,400      23,729
 Qingling Motors, Class H (b)        67,300      35,826
 Shanghai Haixing, Class H (b)      140,000      15,899
 Shanghai Petrochem, Class H (b)    115,800      29,888
 Shn China Bicycles, Class B (b)     36,000      17,305
 Tsingtao Brewery, Class H (b)       23,900       9,176
 Yizheng Chem Fibre, Class H (b)     96,000      20,565
                                            -----------
                                                174,760
                                            -----------
INDONESIA--7.8%
 Astra International                 23,000      74,719
 Barito Pacific Timber               39,500      34,548
 Duta Anggada Realty                 19,500      17,258
 Great River International           37,000      23,886
 Gudang Garam (Perus)                46,000     200,687
 HM Sampoerna                        22,000     103,082
 Inco (International Nickel) (b)     33,500      76,739
 Indah Kiat Pulp & Paper             38,148      28,202
 Indofoods Sukses Makmur             11,000      24,282
 Indosat                              9,500      25,323
 Jakarta International Hotel & Dev   39,000      34,111
 Pab K Tjiwi Kimia                   20,753      20,744
 Telekomunikasi Ind, Class B (b)    137,500     210,459
                                            -----------
                                                874,040
                                            -----------
MALAYSIA--7.2%
 Best World Land (b)                 20,000      19,038
 Cold Storage (Malaysia)             13,000      24,749
 Genting Berhad                       5,000      33,881
 Hicom Holdings Berhad                9,000      23,414
 Idris Hydraulic (b)                 17,000      21,393
 IGB Corporation Berhad              61,000      63,478
 Leader Universal Holdings            9,333      20,892
 Malaysian Airline Systems           14,000      37,269

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE FOREIGN FRONTIER--CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--Continued

                                            Shares     Value
MALAYSIA--CONTINUED
 Malayan Bank Berhad                          5,000 $    56,972
 Malayan United Industries                   50,000      39,326
 MBF Capital Berhad                          47,000      83,031
 Mulpha International Berhad                 20,000      18,150
 Multi-Purpose Holding                       11,000      23,071
 Perlis Plantations                           4,750      14,656
 Petronas Gas Berhad                          7,000      25,834
 Rashid Hussain Berhad                        4,000      31,460
 Renong Berhad                               22,000      37,269
 Resorts World Berhad                         6,000      25,652
 Sarawak Enterprise                          10,000      16,537
 Technology Resource Industries
  Berhad (b)                                  6,000      13,068
 Telekom Malaysia                             9,000      70,060
 Tenaga Nasional                             12,000      58,565
 United Engineers Berhad                      3,000      26,136
 YTL Corporation (with rights exp. 4/17/97)   4,500      23,414
                                                    -----------
                                                        807,315
                                                    -----------
MEXICO--9.9%
 Alfa SA, Class A                             6,915      38,843
 Altos Hornos Mexico, Series A (b)            3,000       6,430
 Carso Global Telec                          18,000      54,470
 Cemex SA, Class A                           15,400      56,505
 Cemex SA, Class B                           11,000      44,313
 Cemex SA                                    10,000      36,565
 Cifra SA De Cv, Class B                     26,000      36,454
 Cifra SA De Cv, Class A                     25,402      34,463
 El Puerto De Liver, Class C                    200         182
 El Puerto De Liver (b)                      16,000      15,453
 Empresas La Modern, Class A                  6,300      31,536
 Fomento Economico Mexico, Class B           16,000      70,710
 Grupo Carso, Class A                        18,000     105,422
 Grupo Continental                            7,000      39,541
 Grupo Fin Banamex AC, Class B (b)           19,600      44,681
 Grupo Fin Inbursa, Class B (b)                 628       2,209
 Grupo Industrial Bimbo, Class A              4,000      24,713
 Grupo Mexico, Class B (b)                    7,800      26,062
 Grupo Televisa SA (b)                        5,100      64,112
 Industrias Penoles                           5,000      24,587
 Kimberly Clark Mexico, Class B               5,000      21,183
 Sears Roebuck Mexico, Class B (b)            9,000      14,979
 Telefonos De Mexico, Class L               120,700     235,282
 Tubos De Acero De Mexico (b)                 3,000      51,292
 Vitro SA (b)                                12,000      30,110
                                                    -----------
                                                      1,110,097
                                                    -----------
PERU--4.9%
 Backus & Johnston                            1,749      18,411
 Backus & Johnston, TShares                  38,553      34,473
 Banco Wiese Pes1                             9,200      14,058
 Cementos Lima (b)                            2,586      44,734
 Credicorp SA                                 5,018     117,296
 Minas Buenaventura, Class A                  7,805      73,324
 Pacifico Peru-Suiz                             327       5,071
 Southern Peru Copper Corporation (b)         1,261      21,437
 Telefonica Del Peru, Class B               101,000     224,063
                                                    -----------
                                                        552,867
                                                    -----------

                                          Shares     Value
PHILIPPINES--7.8%
 Ayala Corporation, Class B                77,350 $    79,213
 Ayala Land Inc., Class B                 110,625     125,877
 C & P Homes Inc. (b)                      74,100      35,132
 Far East Bank & Trust
  (with rights exp. 7/1/97, 12/1/97)          180         799
 Filinvest Land (b)                        75,450      24,039
 JG Summit Holdings Inc., Class B          92,500      24,208
 Manila Electric Company, Class B           7,565      60,256
 Metro Bank & Trust Company                 3,672      95,404
 Metro Pacific Corporation                 52,000      15,778
 Petron Corporation                       155,094      63,238
 Philippine Commercial International Bank   3,750      55,471
 Philippine Long Distance                   1,300      78,153
 Philippine National Bank (b)               2,600      31,064
 Pilipino Telephone (b)                    18,300      10,932
 Robinson's Land Corporation,
  Class B (b)                             151,500      26,145
 San Miguel Corporation, Class B           17,748      61,595
 SM Prime                                 219,804      64,195
 Southeast Asia Cement Holdings (b)       122,086      11,206
 Universal Robina                          48,280      21,975
                                                  -----------
                                                      884,680
                                                  -----------
PORTUGAL--4.1%
 Banco Comm Portugues                       6,600      98,355
 Banco Espir Santo                          3,500      67,576
 Cimpor Cimentos De Portugal                1,000      20,923
 Efacec-Emp Fabril (b)                      1,600      12,923
 Jeronimo Martins                             999      55,381
 Modelo Contin SGPS                         1,300      44,093
 Portugal Telecom                           1,528      56,881
 Sonae Investimentos                        2,400      81,044
 Soporcel (b)                               1,000      28,612
                                                  -----------
                                                      465,788
                                                  -----------
SOUTH AFRICA--5.5%
 Anglo American Corporation SA              2,500     154,677
 De Beers Centenary                         4,300     156,611
 Gencor                                    20,400      94,605
 Liberty Life Association                   2,700      75,738
 Polifin Limited                              600       1,105
 Sasol                                      7,700      82,304
 South Africa Brews                         1,800      57,007
                                                  -----------
                                                      622,047
                                                  -----------
SOUTH KOREA--2.3%
 Daewoo Heavy Industries                    2,750      13,942
 Dongsuh Securities (b)                     1,130       7,319
 Korea Electric Power                       3,170      92,038
 LG Chemicals                               4,760      57,938
 LG Electronics Inc.                        3,130      36,351
 Pohang Iron & Steel                          210      10,107
 Samsung Heavy                              2,425      19,877
 Ssangyong Oil Refining                     1,050      18,995
                                                  -----------
                                                      256,567
                                                  -----------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1997
QUANTITATIVE FOREIGN FRONTIER--CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK & WARRANTS--Continued

                                              Shares      Value
THAILAND--5.4%
 Advanced Info Serv                              5,200 $    46,044
 Asia Secs Trading                              24,300      24,090
 Bangkok Bank Public                            14,300     138,733
 Bank of Ayudhya                                32,350      78,151
 ICC International                               1,800       8,246
 Italian-Thai Development                        6,600      22,868
 Krung Thai Bank Public Company (b)             30,470      42,230
 One Holding Public Company Ltd. (b)            79,400       7,642
 One Holding Public (b)
  (warrants exp. 10/11/2001)                     7,940       4,891
 Prime Finance & Securities (b)                131,400      53,116
 Shinawatra Comp & Comms                         5,900      49,517
 Telecomasia (b)                                28,200      55,369
 Thai Farmers Bank                              11,000      71,569
 Thai Melon Polyester                           52,967       4,282
                                                       -----------
                                                           606,748
                                                       -----------
TURKEY--6.7%
 Akbank (with rights exp. 4/11/97)             929,292      74,975
 Aksa                                          166,183      26,685
 Arcelik                                       330,831      44,054
 Dogan Holding (b)                           1,354,500      38,726
 Ege Biracilik Ve M                            111,780      28,456
 Eregli Demir Celik                            234,000      31,618
 KOC Holding                                   325,000      85,282
 Netas                                          57,000      16,297
 Petkim                                         93,000      45,165
 Petrol Ofisi AS0 (with rights exp. 5/29/97)    60,000      15,039
 T. Garanti Bankasi                            612,000      41,706
 T Is Bankasi, Class C                         302,000     118,278
 Tupras (b)                                    109,000      58,912
 Turk Hava Yollari (b)                         228,000      66,079
 Yapi Kredi Bankasi                          1,452,660      64,859
                                                       -----------
                                                           756,131
                                                       -----------
 TOTAL COMMON STOCK
  (Cost $ 9,513,626)                                   $10,431,173
                                                       ===========


  The accompanying notes are an integral part of these financial statements.

                                  Shares      Value
PREFERRED STOCK--5.5%
BRAZIL--5.5%
 Banco Bradesco SA               5,176,266      42,717
 Banco Itau SA                      89,000      45,998
 Cemig Cia Energ MG                720,500      29,627
 Companhia Cervejaria Brahma        28,000      18,234
 Electrobras Centr, Class B         80,000      34,405
 Itausa Investimentos Itau SA       54,000      45,836
 Petrol Brasileiros                438,000      86,956
 Telec Brasileiras--Telebras     1,838,000     189,988
 Telesp Tel Sao Paulo              226,000      57,337
 Usinas Sid Minas Gerais Usimin 26,325,000      29,545
 Vale Do Rio Doce (Cia)              1,648      37,458
                                           -----------
                                               618,101
                                           -----------
 TOTAL PREFERRED STOCK
  (Cost $444,608)                          $   618,101
                                           ===========
 TOTAL INVESTMENTS--98.1%
  (Cost $9,958,234)                        $11,049,274
                                           ===========

(a) Percentages indicated are based upon total net assets.
(b) Non-income producing security.
(c) At March 31, 1997, the net unrealized appreciation of investments based on aggregate cost for federal tax purposes of $9,989,089 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 2,269,234
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,209,049)
                                                                -----------
   Net unrealized appreciation                                  $ 1,060,185
                                                                ===========

(d) ADS--American Depository Shares

SECTOR ALLOCATIONS
---------------------------------
Basic Industries            11.7%
Capiltal Goods               2.4%
Consumer Basics              8.3%
Consumer Durable Goods       1.0%
Consumer Non-Durable Goods   3.0%
Consumer Services            1.9%
Energy                       9.4%
Finance                     20.1%
General Business             7.8%
Miscellaneous               11.7%
Real Estate                  1.0%
Shelter                      2.9%
Technology                   1.2%
Transporation                0.1%
Utilities                   17.5%

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES March 31, 1997

                                                       Disciplined  Growth and
                                 Numeric    Numeric II   Growth       Income
ASSETS :
Investments at value (Note 2)
 See accompanying schedules    $65,680,836  $9,163,523 $  509,425   $43,610,403
Foreign currency at value
(Cost $ 53,146 for
International Equity and $
9,253 for Foreign Frontier)
(Note 2)                               --          --         --            --
Cash                                 5,703       2,248    677,032     1,187,793
Dividends and interest
receivable                         183,198       6,183      1,635        85,604
Receivable from Manager for
reimbursement of expenses
(Note 3)                               --          --       2,784           --
Receivable for investments
sold                               802,595     354,399    770,119           --
Receivable for shares of
beneficial interest sold            61,035         938        185           696
Deferred organization costs          2,952         --         --            --
Other assets                         2,774         697        697        32,151
                               -----------  ---------- ----------   -----------
 Total assets                   66,739,093   9,527,988  1,961,877    44,916,647
                               -----------  ---------- ----------   -----------
LIABILITIES :
Payable for investments
purchased                          144,600     381,881        --            --
Payable for shares of
beneficial interest
repurchased                        106,875      28,752        --          4,201
Payable for compensation of
Manager (Note 3)                    60,993       3,307        --         30,021
Payable for distribution fees
(Note 3)                            26,194         --         --         19,336
Payable to custodian                 8,939       2,886      7,024         6,041
Payable to transfer agent
(Note 3)                             9,177         --         --          7,435
Other accrued expenses              40,154      17,021      4,547        51,077
                               -----------  ---------- ----------   -----------
 Total liabilities                 396,932     433,847     11,571       118,111
                               -----------  ---------- ----------   -----------
NET ASSETS                     $66,342,161  $9,094,141 $1,950,306   $44,798,536
                               -----------  ---------- ----------   -----------
NET ASSETS CONSIST OF :
Shares of beneficial interest  $65,489,287  $7,896,789 $1,816,568   $34,977,627
Undistributed
(overdistributed) net
investment income                  693,843      12,716        --        139,667
Accumulated net realized gain
(loss) on investments and
foreign denominated assets,
liabilities and currency         8,884,249     443,290    150,438     2,098,167
Unrealized appreciation
(depreciation) of investments
and foreign denominated
assets, liabilities and
currency                        (8,725,218)    741,346    (16,700)    7,583,075
                               -----------  ---------- ----------   -----------
                               $66,342,161  $9,094,141 $1,950,306   $44,798,536
                               -----------  ---------- ----------   -----------
Investment securities, at
cost                           $74,406,054  $8,422,177 $  526,125   $36,027,328
                               -----------  ---------- ----------   -----------
NET ASSETS
 Ordinary Shares               $57,134,893  $8,733,171 $1,885,017   $43,266,102
                               -----------  ---------- ----------   -----------
 Institutional Shares          $ 9,207,268  $  360,970 $   65,289   $ 1,532,434
                               -----------  ---------- ----------   -----------
Shares of beneficial interest
outstanding *(Unlimited num-
ber of shares authorized)
 Ordinary Shares                 3,799,303     649,632    154,884     2,842,048
                               -----------  ---------- ----------   -----------
 Institutional Shares              592,197      26,634      5,362       100,569
                               -----------  ---------- ----------   -----------
Net asset value and offering
price per share**
 Ordinary Shares               $     15.04  $    13.44 $    12.17   $     15.22
                               -----------  ---------- ----------   -----------
 Institutional Shares          $     15.55  $    13.55 $    12.18   $     15.24
                               -----------  ---------- ----------   -----------

** A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no de-ferred sales charge is withheld from redemptions of the Ordi-nary Shares of Numeric II and Disciplined Growth purchased after August 1, 1996.

 The accompanying notes are an integral part of these financial statements.

International    Foreign
   Equity       Frontier
 $28,549,431   $11,049,274
      50,241         9,140
     684,518       401,501
      75,152        21,443
         --            --
   2,305,609           --
       4,711         4,819
         --            --
      13,997           252
 -----------   -----------
  31,683,659    11,486,429
 -----------   -----------
   2,322,631       179,702
      91,524           --
      21,839         6,167
      11,663         4,273
      17,775        11,560
       4,377         1,763
      43,831        19,156
 -----------   -----------
   2,513,640       222,621
 -----------   -----------
 $29,170,019   $11,263,808
 -----------   -----------
 $27,632,805   $10,571,818
     445,299      (101,346)
    (103,306)     (297,573)
   1,195,221     1,090,909
 -----------   -----------
 $29,170,019   $11,263,808
 -----------   -----------
 $27,346,995   $ 9,958,234
 -----------   -----------
 $27,409,946   $10,051,748
 -----------   -----------
 $ 1,760,073   $ 1,212,060
 -----------   -----------
   2,484,786     1,087,881
 -----------   -----------
     158,625       130,752
 -----------   -----------
 $     11.03   $      9.24
 -----------   -----------
 $     11.10   $      9.27
 -----------   -----------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS Year Ended March 31, 1997

                                                   Disciplined Growth and  International  Foreign
                            Numeric    Numeric II    Growth      Income       Equity      Frontier
INVESTMENT INCOME :
 Dividends*               $ 2,136,096  $  161,025   $ 16,650   $  981,485   $  643,081   $  200,604
 Interest                     190,497      13,000        --           --           125          462
                          -----------  ----------   --------   ----------   ----------   ----------
Total investment income     2,326,593     174,025     16,650      981,485      643,206      201,066
                          -----------  ----------   --------   ----------   ----------   ----------
EXPENSES :
 Compensation of Manager
 (Note 3)                     916,777      96,688     21,279      334,461      287,461       77,271
 Distribution fees, Or-
 dinary Shares (Note 3)       348,084      24,260      6,833      213,385      136,970       43,698
 Custodian fees                94,248      48,750     48,716       49,365      105,190       95,545
 Transfer agent fees
 (Note 3):
 Ordinary Shares              105,102      11,329      3,132       66,324       40,922       13,445
 Institutional Shares          32,662       3,330        100        3,078        2,209        1,333
 Audit and legal               78,152       7,899      1,764       37,234       24,046        7,761
 Registration fees             49,786       5,035      1,126       23,755       15,339        4,955
 Amortization of organi-
 zational expenses (Note
 2)                             8,892         --         --           --           --           --
 Insurance                     25,816       2,626        594       12,498        8,059        2,628
 Compensation of Trust-
 ees (Note 3)                  15,636       1,587        356        7,507        4,842        1,572
 Printing                      14,130       1,454        333        6,973        4,491        1,469
 Miscellaneous                 49,170       4,644        408        9,255        6,098        4,334
                          -----------  ----------   --------   ----------   ----------   ----------
 Total expenses before
  waivers and/or reim-
  bursements, and reduc-
  tions                     1,738,455     207,602     84,641      763,835      635,627      254,011
 Waivers and/or reim-
  bursements of expenses
  (Note 3)                    (40,005)    (86,929)   (49,928)         --       (10,157)      (1,500)
 Fees reduced by credits
  allowed by Custodian
  (Note 3)                    (65,700)    (10,025)    (2,525)     (14,747)     (15,475)     (11,660)
                          -----------  ----------   --------   ----------   ----------   ----------
Expenses, net               1,632,750     110,648     32,188      749,088      609,995      240,851
                          -----------  ----------   --------   ----------   ----------   ----------
 Net investment income
 (loss)                       693,843      63,377    (15,538)     232,397       33,211      (39,785)
                          -----------  ----------   --------   ----------   ----------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVEST-
 MENTS, FOREIGN CURRENCY
 AND FOREIGN TRANSLATION
 :
 Net realized gain
 (loss) (Notes 2 and 5)
 on:
 Investments               21,319,089   1,295,370    296,791    4,161,193    1,865,268     (119,747)
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --         --           --       (30,132)      (9,246)
 Closed short sales               --       13,173        --           --           --           --
 Distributions of real-
 ized gains from other
 investment companies             --          --         --           --        47,975          --
 Change in unrealized
 appreciation (deprecia-
 tion) of :
 Investments              (16,690,396)    124,901   (125,353)   2,948,570     (835,294)   1,119,246
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --         --           --        (9,035)         243
                          -----------  ----------   --------   ----------   ----------   ----------
 Net realized and
 unrealized gain (loss)     4,628,693   1,433,444    171,438    7,109,763    1,038,782      990,496
                          -----------  ----------   --------   ----------   ----------   ----------
 Net increase (decrease)
 in net assets resulting
 from operations          $ 5,322,536  $1,496,821   $155,900   $7,342,160   $1,071,993   $  950,711
                          -----------  ----------   --------   ----------   ----------   ----------

*Dividends are net of foreign withholding taxes of $13 for Disciplined Growth, $89,569 for International Equity, and $15,523 for Foreign Frontier.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                   Numeric                       Numeric II                Disciplined Growth
                           Year ended      Year ended     Year ended     Year ended     Year ended     Year ended
                         March 31, 1997  March 31, 1996 March 31, 1997 March 31, 1996 March 31, 1997 March 31, 1996
INCREASE (DECREASE) IN
NET ASSETS :
Operations:
 Net investment income
 (loss)                  $     693,843    $ (1,055,191)  $    63,377    $    23,250     $  (15,538)    $   (9,864)
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities and
 currency and closed
 short sales                21,319,089      29,167,751     1,308,543        286,828        296,791        116,867
 Distributions of
 realized gains from
 other investment
 companies                         --              --            --             --             --             --
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                  (16,690,396)      3,395,846       124,901        612,217       (125,353)        98,545
                         -------------    ------------   -----------    -----------     ----------     ----------
 Net increase (decrease)
 in net assets resulting
 from operations             5,322,536      31,508,406     1,496,821        922,295        155,900        205,548
Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                   --              --        (71,413)        (2,039)           --            (984)
 Institutional Shares              --              --           (616)        (2,330)           --             (45)
 Net realized gains
 Ordinary Shares           (17,582,327)     (7,745,702)   (1,007,841)       (61,674)      (230,016)           --
 Institutional Shares       (7,604,417)     (5,025,933)      (37,397)       (43,370)        (7,507)           --
                         -------------    ------------   -----------    -----------     ----------     ----------
                          (25,186,744)     (12,771,635)   (1,117,267)      (109,413)      (237,523)        (1,029)
                         -------------    ------------   -----------    -----------     ----------     ----------
Fund share transactions
(Note 11)                  (28,214,437)     (5,279,660)   (1,931,229)     9,412,667         84,189      1,382,447
                         -------------    ------------   -----------    -----------     ----------     ----------
Increase (decrease) in
net assets                 (48,078,645)     13,457,111    (1,551,675)    10,225,549          2,566      1,586,966
Net assets beginning of
year                       114,420,806     100,963,695    10,645,816        420,267      1,947,740        360,774
                         -------------    ------------   -----------    -----------     ----------     ----------
Net assets end of year
(*)                      $  66,342,161    $114,420,806   $ 9,094,141    $10,645,816     $1,950,306     $1,947,740
                         =============    ============   ===========    ===========     ==========     ==========
(*) Includes
undistributed
(overdistributed) net
investment income of     $     693,843             --    $    12,716    $    19,569     $      --      $      --

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                Growth and Income            International Equity                   Foreign Frontier
                            Year ended     Year ended     Year ended         Year ended         Year ended     Year ended
                          March 31, 1997 March 31, 1996 March 31, 1997     March 31, 1996     March 31, 1997 March 31, 1996
INCREASE (DECREASE) IN
NET ASSETS :
Operations:
 Net investment income
 (loss)                    $   232,397    $   355,775    $        33,211    $         3,479    $   (39,785)    $  (53,214)
 Net realized gain
 (loss) on investments,
 foreign denominated as-
 sets, liabilities and
 currency and closed
 short sales                 4,161,193      7,094,968          1,835,136          1,495,584       (128,993)      (183,044)
 Distributions of real-
 ized gains from other
 investment companies              --             --              47,975             63,004            --           1,092
 Unrealized appreciation
 (depreciation) of in-
 vestments and foreign
 denominated assets, li-
 abilities and currency      2,948,570      1,060,268           (844,329)           459,513      1,119,489      1,016,153
                           -----------    -----------    ---------------    ---------------    -----------     ----------
 Net increase (decrease)
 in net assets resulting
 from operations             7,342,160      8,511,011          1,071,993          2,021,580        950,711        780,987
Distributions to
shareholders from:
 Net investment income
 Ordinary Shares              (259,327)      (351,523)          (194,106)           (70,223)           --             --
 Institutional Shares          (23,323)       (23,815)           (12,144)           (25,743)        (2,825)           --
 Net realized gains
 Ordinary Shares            (4,775,270)    (5,314,821)               --                 --             --             --
 Institutional Shares         (235,639)      (242,458)               --                 --             --             --
                           -----------    -----------    ---------------    ---------------    -----------     ----------
                            (5,293,559)    (5,932,617)          (206,250)           (95,966)        (2,825)           --
                           -----------    -----------    ---------------    ---------------    -----------     ----------
Fund share transactions
(Note 11)                     (491,446)     1,639,199           (338,691)        (3,991,270)     2,579,464      2,696,931
                           -----------    -----------    ---------------    ---------------    -----------     ----------
Increase (decrease) in
net assets                   1,557,155      4,217,593            527,052         (2,065,656)     3,527,350      3,477,918
Net assets beginning of
year                        43,241,381     39,023,788         28,642,967         30,708,623      7,736,458      4,258,540
                           -----------    -----------    ---------------    ---------------    -----------     ----------
Net assets end of year
(*)                        $44,798,536    $43,241,381    $    29,170,019    $    28,642,967    $11,263,808     $7,736,458
                           ===========    ===========    ===============    ===============    ===========     ==========
(*) Includes undistrib-
uted (overdistributed)
net investment income of   $   139,667    $   189,920    $       445,299    $      (103,471)   $  (101,346)    $  (18,981)


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                        Income from
                                  Investment Operations                           Distributions
                  Net Asset                 Net Realized             Dividends  Distributions
                  Value at     Net         and Unrealized Total from  from Net      from                    Net Asset
                  Beginning Investment      Gain (Loss)   Investment Investment   Realized        Total     Value End   Total
                  of Period   Income       on Securities  Operations   Income   Capital Gains Distributions of Period Return(c)
NUMERIC
ORDINARY SHARES
Sept. 8, 1992**
to March 31,
1993               $10.00     (0.06)(a)         4.18         4.12        --           --            --       $14.12     73.73%(b)
Year Ended March
31, 1994           $14.12     (0.09)            2.57         2.48        --         (1.27)        (1.27)     $15.33     17.80%
Year Ended March
31, 1995(f)        $15.33     (0.20)            1.67         1.47        --         (0.99)        (0.99)     $15.81     10.24%
Year Ended March
31, 1996(f)        $15.81     (0.21)(a)         5.54         5.33        --         (2.23)        (2.23)     $18.91     34.25%
Year Ended March
31, 1997(f)        $18.91      0.16(a)(h)       0.77         0.93        --         (4.80)        (4.80)     $15.04      1.72%
INSTITUTIONAL
 SHARES(D)
Jan. 6, 1993**
to March 31,
1993               $12.88     (0.02)(a)         1.29         1.27        --           --            --       $14.15     43.07%(b)
Year Ended March
31, 1994           $14.15     (0.05)            2.63         2.58        --         (1.27)        (1.27)     $15.46     18.50%
Year Ended March
31, 1995(f)        $15.46     (0.13)            1.71         1.58        --         (0.99)        (0.99)     $16.05     10.88%
Year Ended March
31, 1996(f)        $16.05     (0.12)(a)         5.63         5.51        --         (2.23)        (2.23)     $19.33     34.89%
Year Ended March
31, 1997(f)        $19.33      0.08(a)(h)       0.94         1.02        --         (4.80)        (4.80)     $15.55      2.21%
NUMERIC II
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995(f)            $10.00      0.05(a)          0.07         0.12        --           --            --       $10.12      1.20%
Year Ended March
31, 1996(f)        $10.12      0.06(a)          3.27         3.33      (0.01)       (0.24)        (0.25)     $13.20     33.01%
Year Ended March
31, 1997(f)        $13.20      0.09(a)          2.29         2.38      (0.14)       (2.00)        (2.14)     $13.44     17.47%
INSTITUTIONAL
 SHARES
April 17, 1995**
to March 31,
1996(f)            $10.27      0.10(a)          3.09         3.19      (0.02)       (0.24)        (0.26)     $13.20     31.12%
Year Ended March
31, 1997(f)        $13.20      0.11(a)          2.27         2.38      (0.03)       (2.00)        (2.03)     $13.55     17.51%
DISCIPLINED
 GROWTH
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995(f)            $10.00      0.05(a)          0.27         0.32        --           --            --       $10.32      3.20%
Year Ended March
31, 1996(f)        $10.32     (0.10)(a)         2.39         2.29      (0.01)         --          (0.01)     $12.60     22.18%
Year Ended March
31, 1997(f)        $12.60     (0.10)(a)         1.22         1.12        --         (1.55)        (1.55)     $12.17      7.96%
INSTITUTIONAL
 SHARES
July 26, 1995**
to March 31,
1996(f)            $11.26     (0.14)(a)         1.49         1.35      (0.01)         --          (0.01)     $12.60     11.97%
Year Ended March
31, 1997(f)        $12.60     (0.10)(a)         1.23         1.13        --         (1.55)        (1.55)     $12.18      8.05%
GROWTH AND IN-
 COME
ORDINARY SHARES
Year Ended March
31, 1992           $16.05      0.19             1.25         1.44      (0.21)       (1.23)        (1.44)     $16.05      9.81%
Year Ended March
31, 1993           $16.05      0.17             1.98         2.15      (0.18)       (0.75)        (0.93)     $17.27     13.77%
Year Ended March
31, 1994           $17.27      0.18             0.21         0.39      (0.16)       (3.64)        (3.80)     $13.86      1.51%
Year Ended March
31, 1995(f)        $13.86      0.14             1.44         1.58      (0.16)       (1.56)        (1.72)     $13.72     12.71%
Year Ended March
31, 1996(f)        $13.72      0.12(a)          2.89         3.01      (0.13)       (2.03)        (2.16)     $14.57     22.17%
Year Ended March
31, 1997(f)        $14.57      0.08(a)          2.53         2.61      (0.10)       (1.86)        (1.96)     $15.22     17.97%
INSTITUTIONAL
 SHARES(D)
Year Ended March
31, 1992           $16.05      0.28             1.23         1.51      (0.27)       (1.23)        (1.50)     $16.06     10.03%
Year Ended March
31, 1993           $16.06      0.25             1.99         2.24      (0.27)       (0.75)        (1.02)     $17.28     14.30%
Year Ended March
31, 1994           $17.28      0.28             0.19         0.47      (0.25)       (3.64)        (3.89)     $13.86      1.99%
Year Ended March
31, 1995(f)        $13.86      0.21             1.44         1.65      (0.23)       (1.56)        (1.79)     $13.72     13.29%
Year Ended March
31, 1996(f)        $13.72      0.20(a)          2.89         3.09      (0.20)       (2.03)        (2.23)     $14.58     22.75%
Year Ended March
31, 1997(f)        $14.58      0.15(a)          2.55         2.70      (0.18)       (1.86)        (2.04)     $15.24     18.62%
                                     Ratios and Supplemental Data
                              Ratio of    Ratio of Net
                  Net Assets Operating     Investment
                    End of    Expenses    Income (Loss)                Average
                    Period   to Average    to Average    Portfolio    Commission
                   (000's)   Net Assets    Net Assets    Turnover      Rate(g)
NUMERIC
ORDINARY SHARES
Sept. 8, 1992**
to March 31,
1993               $14,066      2.07%(b)      (1.41)%(b)  139.00%          --
Year Ended March
31, 1994           $40,852      1.83%         (1.30)%     389.00%          --
Year Ended March
31, 1995(f)        $53,920      1.84%         (1.31)%     320.00%          --
Year Ended March
31, 1996(f)        $71,618      1.97%*        (1.17)%     324.00%          --
Year Ended March
31, 1997(f)        $57,135      1.97%*         0.90 %(h)  393.00%      $0.0305
INSTITUTIONAL
 SHARES(D)
Jan. 6, 1993**
to March 31,
1993               $ 2,979      1.39%(b)      (0.79)%(b)   73.00%(b)       --
Year Ended March
31, 1994           $24,175      1.23%         (0.70)%     389.00%          --
Year Ended March
31, 1995(f)        $47,044      1.36%         (0.82)%     320.00%          --
Year Ended March
31, 1996(f)        $42,803      1.47%*        (0.87)%     324.00%          --
Year Ended March
31, 1997(f)        $ 9,207      1.47%*         0.41%(h)   393.00%      $0.0305
NUMERIC II
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995(f)            $   420        --%          1.50%(b)     0.00%(b)       --
Year Ended March
31, 1996(f)        $ 6,025      2.34%*         0.46%      181.00%          --
Year Ended March
31, 1997(f)        $ 8,733      1.19%*         0.62%      162.00%      $0.0492
INSTITUTIONAL
 SHARES
April 17, 1995**
to March 31,
1996(f)            $ 4,621      2.02%(b)*      0.87%(b)   181.00%          --
Year Ended March
31, 1997(f)        $   361      1.44%*         0.77%      162.00%      $0.0492
DISCIPLINED
 GROWTH
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995(f)            $   361        --%          1.03%(b)    17.82%(b)       --
Year Ended March
31, 1996(f)        $ 1,881      2.31%*        (0.88)%     307.00%          --
Year Ended March
31, 1997(f)        $ 1,885      1.63%*        (0.73)%     295.00%      $0.0422
INSTITUTIONAL
 SHARES
July 26, 1995**
to March 31,
1996(f)            $    67      2.29%(b)*     (1.16)%(b)  307.00%          --
Year Ended March
31, 1997(f)        $    65      1.63%*        (0.75)%     295.00%      $0.0422
GROWTH AND IN-
 COME
ORDINARY SHARES
Year Ended March
31, 1992           $43,884      1.84%          1.16%       60.00%          --
Year Ended March
31, 1993           $43,320      1.84%          0.98%       78.00%          --
Year Ended March
31, 1994           $36,510      1.72%          1.02%      110.00%          --
Year Ended March
31, 1995(f)        $37,048      1.69%          1.01%      121.00%          --
Year Ended March
31, 1996(f)        $41,353      1.73%*         0.81%      152.00%          --
Year Ended March
31, 1997(f)        $43,266      1.73%*         0.50%       98.00%      $0.0397
INSTITUTIONAL
 SHARES(D)
Year Ended March
31, 1992           $ 4,753      1.44%          1.39%       60.00%          --
Year Ended March
31, 1993           $ 6,451      1.33%          1.46%       78.00%          --
Year Ended March
31, 1994           $ 3,990      1.22%          1.52%      110.00%          --
Year Ended March
31, 1995(f)        $ 1,975      1.23%          1.48%      121.00%          --
Year Ended March
31, 1996(f)        $ 1,888      1.24%*         1.31%      152.00%          --
Year Ended March
31, 1997(f)        $ 1,532      1.24%*         0.99%       98.00%      $0.0397

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--Continued

                                        Income from
                                   Investment Operations                       Distributions


                  Net Asset               Net Realized             Dividends  Distributions
                  Value at     Net       and Unrealized Total from  from Net      from                    Net Asset
                  Beginning Investment    Gain (Loss)   Investment Investment   Realized        Total     Value End
                  of Period   Income     on Securities  Operations   Income   Capital Gains Distributions of Period
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1992           $ 8.38      0.04(a)       (0.35)       (0.31)     (0.10)        --           (0.10)     $ 7.97
Year Ended March
31, 1993           $ 7.97      0.09(a)        0.04         0.13      (0.07)        --           (0.07)     $ 8.03
Year Ended March
31, 1994           $ 8.03      0.00(a)        2.28         2.28      (0.13)        --           (0.13)     $10.18
Year Ended March
31, 1995(f)        $10.18     (0.03)(a)       0.04         0.01      (0.13)        --           (0.13)     $10.06
Year Ended March
31, 1996(f)        $10.06      0.00(a)        0.67         0.67      (0.03)        --           (0.03)     $10.70
Year Ended March
31, 1997(f)        $10.70      0.01(a)        0.40         0.41      (0.08)        --           (0.08)     $11.03
INSTITUTIONAL
SHARES(D)
April 25, 1990**
to March 31,
1991               $11.19      0.17(a)       (1.96)       (1.79)       --          --             --       $ 9.40
April 1, 1991 to
March 19, 1992     $ 9.40      0.09(a)       (1.40)       (1.31)     (0.15)        --           (0.15)     $ 7.94(e)
August 25,
1994** to March
31, 1995(f)        $11.00      0.01(a)       (0.73)       (0.72)     (0.18)        --           (0.18)     $10.10
Year Ended March
31, 1996(f)        $10.10      0.04(a)        0.66         0.70      (0.07)        --           (0.07)     $10.73
Year Ended March
31, 1997(f)        $10.73      0.06(a)        0.41         0.47      (0.10)        --           (0.10)     $11.10
FOREIGN FRONTIER
ORDINARY SHARES
August 8, 1994**
to March 31,
1995(f)            $10.00     (0.05)(a)      (2.71)       (2.76)       --          --             --       $ 7.24
Year Ended March
31, 1996(f)        $ 7.24     (0.07)(a)       1.21         1.14        --          --             --       $ 8.38
Year Ended March
31, 1997(f)        $ 8.38     (0.04)(a)       0.90         0.86        --          --             --       $ 9.24
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997(f)            $ 8.49      0.01(a)        0.80         0.81      (0.03)        --           (0.03)     $ 9.27
                    Total
                  Return(c)
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1992            (3.70)%
Year Ended March
31, 1993             1.70%
Year Ended March
31, 1994            28.69%
Year Ended March
31, 1995(f)          0.07%
Year Ended March
31, 1996(f)          6.63%
Year Ended March
31, 1997(f)          3.82%
INSTITUTIONAL
SHARES(D)
April 25, 1990**
to March 31,
1991               (17.18)%(b)
April 1, 1991 to
March 19, 1992     (14.62)%(b)
August 25,
1994** to March
31, 1995(f)         (6.57)%
Year Ended March
31, 1996(f)          6.95%
Year Ended March
31, 1997(f)          4.38%
FOREIGN FRONTIER
ORDINARY SHARES
August 8, 1994**
to March 31,
1995(f)            (27.60)%
Year Ended March
31, 1996(f)         15.75%
Year Ended March
31, 1997(f)         10.26%
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997(f)              9.54%

* EXPENSE RATIOS FOR THE YEARS ENDED MARCH 31, 1997 AND MARCH 31, 1996 ARE SHOWN GROSS OF CUSTODY CREDITS (NOTE 3) IN ACCORDANCE WITH SEC REGULATIONS. THESE CREDITS ARE GENERATED BY INTEREST EARNED ON UNINVESTED CASH BALANCES MAINTAINED BY THE FUNDS, AND ARE USED TO OFFSET CUSTODIAL EXPENSES OF THE FUND. THE FUNDS' EXPENSE RATIOS NET OF SUCH CREDITS, AS REPORTED IN PRIOR PERI-ODS, WOULD HAVE BEEN AS FOLLOWS: NUMERIC ORDINARY AND INSTITU-TIONAL SHARES, 1.90%, 1.88% AND 1.40%, 1.38%, RESPECTIVELY; NU-MERIC II ORDINARY AND INSTITUTIONAL SHARES, 1.11%, 1.92% AND 1.27%, 1.66% (ANNUALIZED), RESPECTIVELY; DISCIPLINED GROWTH OR-DINARY AND INSTITUTIONAL SHARES, 1.51%, 1.79% AND 1.51%, 2.05% (ANNUALIZED), RESPECTIVELY; GROWTH AND INCOME ORDINARY AND IN-STITUTIONAL SHARES, 1.70%, 1.64% AND 1.21%, 1.15%, RESPECTIVE-LY; INTERNATIONAL EQUITY ORDINARY AND INSTITUTIONAL SHARES, 2.15%, 2.09% AND 1.64%, 1.59% RESPECTIVELY; AND FOREIGN FRON-TIER ORDINARY AND INSTITUTIONAL SHARES, 2.56%, 2.59% AND 1.89% (ANNUALIZED),--, RESPECTIVELY.
** Commencement of Operations
(a) Reflects expense waivers/reimbursements and reductions in ef-fect during the period. See Note 3 to the Financial State-ments. As a result of such waivers/reimbursements and reduc-tions, expenses of the Quantitative Numeric Fund Ordinary Shares for the periods ended March 31, 1997, 1996 and 1993 reflect a reduction of $0.02, $0.02 and $0.03 per share; ex-penses of the Quantitative Numeric Fund Institutional Shares for the periods ended March 31, 1997, 1996 and 1993, reflect a reduction of $0.02, $0.02 and $0.03 per share; expenses of the Quantitative Numeric II Fund Ordinary Shares for the pe-riods ended March 31, 1997, 1996 and 1995 reflect a reduction of $0.15, $0.23 and $0.76 per share; expenses of the Quanti-tative Numeric II Fund Institutional Shares for the periods ended March 31, 1997, and 1996 reflects a reduction of $0.10 and $0.11 per share; expenses of the Quantitative Disciplined Growth Fund Ordinary Shares for the periods ended March 31, 1997, 1996 and 1995 reflect a reduction of $0.34, $0.51 and $0.45 per share; expenses of the Quantitative Disciplined Growth Fund Institutional Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.29 and $0.28 per share; expenses of the Quantitative Growth and Income Fund Ordinary Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Quantitative Growth and Income Institutional Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Quantitative International Equity Fund Ordinary Shares for the periods ended March 31, 1997, 1996, 1995, 1994, 1993 and 1992 reflect a reduction of $0.01, $0.01, $0.01, $0.01, $0.05 and $0.04 per share respectively; expenses of the Quantitative Interna-tional Equity Fund Institutional Shares for the periods ended March 31, 1997, 1996, 1995, 1992 and 1991 reflect a reduction of $0.02, $0.01, $0.01, $0.04 and $0.03 per share; and ex-
    penses of the Quantitative Foreign Frontier Fund Ordinary Shares for the periods ended March 31, 1997, 1996 and 1995 reflect a reduction of $0.01, $0.01 and $0.02 per share; ex-penses of the Quantitative Foreign Frontier Fund Institu-tional Shares for the period ended March 31, 1997 reflects a reduction of $0.02 per share.
(b) Annualized
(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Numeric II and Disciplined Growth Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if fees had not been reduced by credits allowed by the custodian.
(d) Investment income and expenses for the periods ending March 31, 1991 through March 31, 1994 were calculated for the Ordi-nary Shares and then adjusted for the differences in distri-bution and transfer agency expenses borne by the two classes of shares.
(e) Amount represents the last net asset value per share before the March 19, 1992 redemption which resulted in this Fund having no Institutional shareholders and no Institutional Shares of beneficial interest outstanding from that date un-til August 25, 1994. (Note 1)
(f) Per share numbers have been calculated using the average shares method.
(g) In accordance with SEC reporting requirements the average commission rate has been calculated for fiscal years begin-ning on or after September 1, 1995.
(h) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the current fiscal year.

                    Ratios and Supplemental Data
                           Ratio of
             Ratio of         Net
Net Assets  Operating     Investment
  End of     Expenses    Income (Loss)                Average
  Period    to Average    to Average    Portfolio    Commission
 (000's)    Net Assets    Net Assets    Turnover      Rate(g)
 $19,676       2.12%          0.47%       52.00%          --
 $17,429       2.28%          1.08%       16.00%          --
 $26,222       2.01%         (0.08)%      40.00%          --
 $27,657       1.91%         (0.24)%      46.48%          --
 $27,402       2.15%*        (0.04)%      43.00%          --
 $27,410       2.20%*         0.10%      135.00%      $0.0140
 $ 4,178       1.50%(b)       1.56%(b)   159.00%          --
 $     0       1.63%          1.05%       52.00%          --
 $ 3,052       1.66%(b)       0.13%(b)    46.48%(b)       --
 $ 1,241       1.65%*         0.38%       43.00%          --
 $ 1,760       1.69%*         0.51%      135.00%      $0.0140
 $ 4,259       2.54%(b)      (1.03)%(b)   10.72%(b)       --
 $ 7,736       2.74%*        (0.84)%       9.00%          --
 $10,052       2.68%*        (0.47)%       8.00%      $0.0024
 $ 1,212       2.01%(b)*      0.13%(b)     8.00%(b)   $0.0024

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has six series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quantitative Numeric, Quantitative Numeric II, Quantitative Disciplined Growth, Quantitative Growth and Income, Quantitative International Equity, and Quantitative Foreign Fron-tier.

The Quantitative Numeric Fund ("Numeric") seeks maximum long-term capital ap-preciation by investing primarily in common stocks of companies with smaller ($1 billion or less) market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quantitative Numeric II Fund ("Numeric II") seeks long-term growth of cap-ital by investing primarily in common stock of companies with medium ($1 bil-lion to $5 billion) market capitalizations.

The Quantitative Disciplined Growth Fund ("Disciplined Growth") seeks long-term growth of capital by investing primarily in common stock of companies with smaller (less than $1 billion) or medium ($1 billion to $5 billion) mar-ket capitalizations.

The Quantitative Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying divi-dends.

The Quantitative International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securi-ties. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quantitative Foreign Frontier Fund ("Foreign Frontier") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

Holders of Institutional Shares bear no portion of the 12b-1 Plan expense of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. Ordinary Shares are sold subject to a 12b-1 Plan and, for Numeric, Growth and Income, International Equity and Foreign Frontier, a deferred sales charge. Prior to August 1, 1996, Ordinary Shares of Numeric II and Disciplined Growth were sold subject to the deferred sales charge.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the mean between the last reported bid and asked price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign cur-rencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith us-ing procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Short Sales "Against the Box"

In a short sale against the box, a Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, a Fund will not dispose of the security hedged by the short sale.

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------

When a Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is out-standing, the broker retains the proceeds of the short sale, and the Fund pledges securities as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference be-tween the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are in-cluded with the net realized and unrealized gain or loss on investments.

Unamortized Organization Expenses.

Costs incurred with Numeric's organization and registration are being amortized over the period of benefit, not to exceed 60 months.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio advi-sors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Numeric, Numeric II, Disciplined Growth, and International Equi-ty; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Foreign Frontier.

Under the management agreement, the Manager has agreed to reduce its compensa-tion with respect to Numeric, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also agreed to assume expenses of any of these Funds if necessary in order to reduce their total expenses to no more than 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities.

The Manager has voluntarily agreed to waive fees or assume certain operating expenses of Numeric II and Disciplined Growth in order to reduce the total ex-penses of these Funds to no more than 1.70% and 1.95% respectively of their av-erage net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are cal-culated gross of custody credits, if applicable. For the year ended March 31, 1997, the Manager voluntarily waived fees or reimbursed expenses of Numeric II and Disciplined Growth in excess of expense limitations.

For the year ended March 31, 1997, the fees waived or expenses reimbursed by the Manager amounted to $40,005, $48,010, $27,292, $10,157 and $1,500 for Nu-
meric, Numeric II, Disciplined Growth, International Equity and Foreign Fron-tier respectively. The aggregate management fees, net of fees waived or reim-bursed by the Manager amounted to $1,606,973.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Numeric, Nu-meric II), State Street Bank and Trust Company (Growth and Income), and Inde-pendence International Associates, Inc. (International Equity, Foreign Fron-tier). Advanced Investment Technology, Inc. served as Advisor to Disciplined Growth prior to the Fund's termination.

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued
-------------------------------------------------------------------------------
Funds are as follows: Numeric and International Equity Funds--0.50% of average daily total net assets; Numeric II and Foreign Frontier Funds--0.40% of aver-age daily total net assets; Disciplined Growth--0.60% of the first $100 mil-lion, and 0.50% of amounts in excess of $100 million of average daily total net assets; and Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Nu-meric, Growth and Income, International Equity and Foreign Frontier and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Nu-meric II and Disciplined Growth open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Numeric II and Disciplined Growth accounts was 0.50%. No fees are received by the Distributor for Institutional Shares. For the year ended March 31, 1997, the Distributor voluntarily agreed to waive its fees in their entirety with respect to Numeric II and Disciplined Growth, which amounted to $24,260 and $6,833 respectively. During the year ended March 31, 1997, the aggregate fees, net of fees waived by the Distribu-tor, paid by the Funds pursuant to such distribution plan amounted to $742,137. A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Numeric, Growth and Income, International Equity and Foreign Frontier is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordi-nary Shares of Numeric II and Disciplined Growth purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares, and certain other transactions. The Funds have been advised that dur-ing the year ended March 31, 1997, such fees earned by the Distributor were $280,652.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the year ended March 31, 1997, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $265,075. For the year ended March 31, 1997, the Transfer Agent voluntarily agreed to waive its fees in their entirety with respect to Numeric II and Disciplined Growth which amounted to $14,659 and $3,232 respectively.

State Street Bank and Trust Company (the "Custodian") maintains the Funds' ac-counting records and provides custodial services. For the year ended March 31, 1997, $65,700, $10,025, $2,525, $14,747, $14,771, and $11,660 in custody cred-
its were applied against the custody fees for Numeric, Numeric II, Disciplined Growth, Growth and Income, International Equity and Foreign Frontier, respec-tively. Such credits have not been applied in the calculation of the contrac-tually required Manager reimbursement for Numeric, Growth and Income, and In-ternational Equity and the voluntary Manager reimbursement for Numeric II and Disciplined Growth.

The Custodian voluntarily agreed to waive its base custodian fees and to re-duce its dual-class accounting fees for Disciplined Growth. For the year ended March 31, 1997, the Custodian's fee waivers amounted to $12,571. Such waivers have not been applied in the calculation of voluntary Manager reimbursement for Disciplined Growth.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

At March 31, 1997, International Equity had a capital loss carryover amounting to $103,200 which will expire on March 31, 2001, and Foreign Frontier had cap-ital loss carryovers amounting to $5,852, $92,688 and $188,458 which will ex-pire on March 31, 2003, March 31, 2004 and March 31, 2005 respectively. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by International Equity and Foreign Frontier for gains realized and not dis-tributed.

5. Purchases and Sales.

During the year ended March 31, 1997, purchases of investment securities other than U.S. Government obligations and short-term investments, for Numeric, Nu-meric II, Disciplined Growth, Growth and Income, International Equity and For-eign Frontier were $334,133,323, $14,712,630, $5,728,865, $42,674,861,
$37,741,908, and $3,262,697 respectively. Sales of such securities for the Funds were $384,689,371, $17,602,208, $7,145,089, $48,663,613, $38,366,155,
and $706,958 respectively.

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued
--------------------------------------------------------------------------------

6. Securities Loans.

During the year, International Equity loaned common stocks and received cash collateral. At March 31, 1997, International Equity had no loans outstanding.

Security lending income of $704 collected by the custodian, was used to offset custodian expense during the year. Such offset would not be applied in the cal-culation of Manager reimbursements to International Equity.

7. Reclassifications.

For the year ended March 31, 1997, certain reclassification adjustments were made between undistributed/(overdistributed) net investment income, accumulated net realized gain/(loss), and shares of beneficial interest due to differences between book and tax accounting, primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes for Numeric; current year net operating losses for Numeric II, Disciplined Growth and Foreign Frontier; pas-sive foreign investment company holdings for International Equity; and foreign currency translation for International Equity and Foreign Frontier. Such re-classifications were as follows:

                                          Increase/(Decrease)
                      Increase/(Decrease)   Undistributed/    Increase/(Decrease)
                           Shares of       (Overdistributed)      Accumulated
                          Beneficial        Net Investment       Net Realized
                           Interest          Income/(Loss)        Gain/(Loss)
Numeric                    4,791,840                 --           (4,791,840)
Numeric II                        --              1,799               (1,799)
Disciplined Growth                --             15,538              (15,538)
International Equity             (67)           721,809             (721,742)
Foreign Frontier              32,085            (39,755)               7,670

--------------------------------------------------------------------------------

8. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company. The annual premium is allocated among the Funds and Quantitative In-stitutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

9. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                            5% or Greater Shareholders
                            ---------------------------------
Fund                         Number          % of Fund Held
Numeric Inst.                            4                  80%
Numeric II Ord.                          2                  24%
Numeric II Inst.                         5                  94%
Disciplined Growth Ord.                  6                  53%
Disciplined Growth Inst.                 4                 100%
Growth and Income Inst.                  3                  92%
International Equity Inst.               2                  95%
Foreign Frontier Ord.                    2                  10%
Foreign Frontier Inst.                   2                  97%

10. Concentration of Risk.

The relatively large investments of the Foreign Frontier Fund in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
--------------------------------------------------------------------------------
11. Transactions in Shares of Beneficial Interest.

  Transactions in shares of beneficial interest were as follows:

                                 Year Ended                 Year Ended
                               March 31, 1997             March 31, 1996
                           ------------------------  -------------------------
                             Shares      Dollars       Shares       Dollars
NUMERIC
ORDINARY SHARES:
Shares sold                   351,818  $  6,317,030     306,845  $   5,287,525
Shares issued in
 reinvestment of
 distributions                924,424    16,907,849     410,004      7,474,372
Shares redeemed            (1,264,403)  (22,735,475)   (339,690)    (6,065,838)
                           ----------  ------------  ----------  -------------
Net change                     11,839       489,404     377,159      6,696,059
                           ----------  ------------  ----------  -------------
INSTITUTIONAL SHARES:
Shares sold                   321,340  $  5,965,533     372,214  $   6,912,864
Shares issued in
 reinvestment of
 distributions                213,876     4,116,247     165,042      3,069,775
Shares redeemed            (2,157,817)  (38,785,621) (1,253,740)   (21,958,358)
                           ----------  ------------  ----------  -------------
Net change                 (1,622,601) $(28,703,841)   (716,484) $ (11,975,719)
                           ----------  ------------  ----------  -------------
TOTAL NET CHANGE FOR FUND              $(28,214,437)             $  (5,279,660)
                                       ------------              -------------
NUMERIC II
ORDINARY SHARES:
Shares sold                   283,463  $  4,013,410     434,724  $   5,272,157
Shares issued in
 reinvestment of
 distributions                 76,221     1,064,046       4,887         61,864
Shares redeemed              (166,383)   (2,323,633)    (24,790)      (304,541)
                           ----------  ------------  ----------  -------------
Net change                    193,301  $  2,753,823     414,821  $   5,029,480
                           ----------  ------------  ----------  -------------
INSTITUTIONAL SHARES:
Shares sold                    96,506  $  1,350,989     350,456  $   4,388,082
Shares issued in
 reinvestment of
 distributions                  2,350        33,070       3,610         45,700
Shares redeemed              (422,182)   (6,069,111)     (4,106)       (50,595)
                           ----------  ------------  ----------  -------------
Net change                   (323,326) $ (4,685,052)    349,960  $   4,383,187
                           ----------  ------------  ----------  -------------
TOTAL NET CHANGE FOR FUND              $ (1,931,229)             $   9,412,667
                                       ------------              -------------
DISCIPLINED GROWTH
ORDINARY SHARES:
Shares sold                    23,682  $    316,581     124,257  $   1,434,616
Shares issued in
 reinvestment of
 distributions                 16,770       220,688          75            930
Shares redeemed               (34,905)     (457,243)     (9,964)      (113,141)
                           ----------  ------------  ----------  -------------
Net change                      5,547  $     80,026     114,368  $   1,322,405
                           ----------  ------------  ----------  -------------
INSTITUTIONAL SHARES:
Shares sold                     2,681  $     36,839       6,593  $      75,500
Shares issued in
 reinvestment of
 distributions                    570         7,507           4             45
Shares redeemed                (3,189)      (40,183)     (1,297)       (15,503)
                           ----------  ------------  ----------  -------------
Net change                         62  $      4,163       5,300  $      60,042
                           ----------  ------------  ----------  -------------
TOTAL NET CHANGE FOR FUND              $     84,189              $   1,382,447
                                       ------------              -------------
GROWTH AND INCOME
ORDINARY SHARES:
Shares sold                   138,045  $  2,136,905     129,344  $   1,895,276
Shares issued in
 reinvestment of
 distributions                293,065     4,442,864     359,373      5,160,593
Shares redeemed              (427,154)   (6,602,373)   (350,635)    (5,180,335)
                           ----------  ------------  ----------  -------------
Net change                      3,956  $    (22,604)    138,082  $   1,875,534
                           ----------  ------------  ----------  -------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
--------------------------------------------------------------------------------

                                    Year Ended             Year Ended
                                  March 31, 1997         March 31, 1996
                               ---------------------  ----------------------
                                Shares     Dollars     Shares     Dollars
INSTITUTIONAL SHARES:
Shares sold                       9,058  $   137,464     6,538  $     97,239
Shares issued in reinvestment
 of distributions                17,093      258,962    17,395       249,625
Shares redeemed                 (55,068)    (865,268)  (38,398)     (583,199)
                               --------  -----------  --------  ------------
Net change                      (28,917) $  (468,842)  (14,465) $   (236,335)
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $  (491,446)           $  1,639,199
                                         -----------            ------------
INTERNATIONAL EQUITY
ORDINARY SHARES:
Shares sold                     288,056  $ 3,128,420   284,040  $  2,952,333
Shares issued in reinvestment
 of distributions                16,596      182,722     6,478        65,878
Shares redeemed                (380,548)  (4,118,431) (478,842)   (5,015,488)
                               --------  -----------  --------  ------------
Net change                      (75,896) $  (807,289) (188,324) $ (1,997,277)
                               --------  -----------  --------  ------------
Institutional Shares:
Shares sold                      46,087  $   502,388   392,128  $  4,117,781
Shares issued in reinvestment
 of distributions                 1,099       12,144       --            --
Shares redeemed                  (4,216)     (45,934) (578,734)   (6,111,774)
                               --------  -----------  --------  ------------
Net change                       42,970  $   468,598  (186,606) $ (1,993,993)
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $  (338,691)           $ (3,991,270)
                                         -----------            ------------
FOREIGN FRONTIER
ORDINARY SHARES:
Shares sold                     269,187  $ 2,347,110   383,704  $  3,073,757
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                (104,973)    (898,041)  (48,574)     (376,826)
                               --------  -----------  --------  ------------
NET CHANGE                      164,214  $ 1,449,069   335,130  $  2,696,931
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                     131,870  $ 1,140,389       --            --
Shares issued in reinvestment
 of distributions                    14          116       --            --
Shares redeemed                  (1,132)     (10,110)      --            --
                               --------  -----------  --------  ------------
Net change                      130,752  $ 1,130,395       --            --
                               --------  -----------  --------  ------------
Net change for fund                      $ 2,579,464       --            --
                                         -----------  --------  ------------

12. Subsequent Events.

  In April 1997, the Board of Trustees approved a proposal to liquidate Disci-plined Growth. On April 30,1997, Disciplined Growth ceased operations and dis-tributed its assets to its shareholders on that date.

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Report of Independent Accountants

To the Shareholders and Trustees of Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Quantitative Numeric Fund, Quantitative Numeric II Fund, Quantitative Disciplined Growth Fund, Quantita-tive Growth and Income Fund, Quantitative International Equity Fund and Quan-titative Foreign Frontier Fund (hereafter referred to as the "Funds") at March 31, 1997, the results of each of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by corre-spondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, MA
May 9, 1997

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Shareholder Votes and Changes of Advisors (unaudited)

On October 1, 1996, Boston International Advisors, Inc., Advisor to Interna-tional Equity and Foreign Frontier was acquired by Independence Investment Ad-visors, Inc. and changed its name to Independence International Associates, Inc., resulting in a termination of the existing advisory contracts with Bos-ton International Advisors, Inc. On October 1, 1996, new advisory contracts went into effect with Independence International Associates, Inc., containing substantially the same terms as the old contracts.

On October 28, 1996, there was a special meeting of the shareholders of Numer-ic, Numeric II, International Equity and Foreign Frontier. The shareholders of International Equity and Foreign Frontier were asked to each approve a new Ad-visory Contract between the Manager and Independence International Associates, Inc. pursuant to which Independence International Associates, Inc. would act as sub-advisor to the respective funds. The following were the results of the votes:

         International Equity Foreign Frontier
             Shares Voted       Shares Voted
For         1,730,191.895       717,398.892
Against           912.563             0.000
Abstain        60,325.802        19,919.159

There were no broker non-votes submitted, and no other proposals voted on at such meeting.

In addition, at the meeting on October 28, shareholders of Numeric and Numeric II were asked to each approve a new Advisory Contract between the Manager and Columbia Partners, L.L.C. Investment Management ("Columbia Partners") pursuant to which Columbia Partners would act as sub-advisor to the respective funds. The following were the results of the votes:

            Numeric     Numeric II
         Shares Voted  Shares Voted
For      3,038,306.896 516,648.981
Against     25,231.238   4,575.579
Abstain    103,128.474   9,751.502

There were no broker non-votes submitted, and no other proposals voted on at such meeting.

Effective October 1, 1996, Advanced Investment Technology, Inc. ("AIT") ac-quired the investment management portion of the business of LBS Capital Man-agement, Inc. ("LBS"), the Advisor to Disciplined Growth, resulting in an au-tomatic termination of the existing advisory contract with LBS. On October 1, 1996, AIT began to serve as Advisor to Disciplined Growth pursuant to an advi-sory contract with the Manager containing substantially the same terms as the advisory contract between the Manager and LBS, except that AIT is not entitled to payment of advisory fees under the contract until the contract is approved by the shareholders of Disciplined Growth. At the time of Disciplined Growth's termination on April 30, 1997, shareholders of Disciplined Growth had not ap-proved the contract, and AIT is not owed any fees by Disciplined Growth.

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 QUANTITATIVE

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